UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.   )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Indaptus Therapeutics, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Indaptus Therapeutics, Inc.

NOTICE & PROXY STATEMENT

Special Meeting of Stockholders

February 26, 2026

10:00 a.m. (Eastern time)

AT: GREENBERG TRAURIG LLP

ONE VANDERBILT AVENUE,

NEW YORK, NY 10017

January 21, 2026

To Our Stockholders:

You are cordially invited to attend the Special Meeting of Stockholders (the “Special Meeting”) of Indaptus Therapeutics, Inc. at 10.00 a.m. Eastern time, on Thursday, February 26, 2026, at the offices of Greenberg Traurig LLP, One Vanderbilt Avenue, New York, NY 10017. Please note that in order to gain admission to the site of the Special Meeting, all attendees will need to present a photo identification card and have their name previously provided to building security. As such, in order to facilitate your attendance at the Special Meeting, we strongly encourage you to advise Nir Sassi by email at nir@indaptusrx.com or phone at (646) 427-2727 if you plan to attend the meeting prior to 5:00 p.m., Eastern time, on February 25, 2026, so that we can timely provide your name to building security.

The Notice of Meeting and Proxy Statement on the following pages describe the specific matters to be presented at the Special Meeting. Please see the section called “Who can attend the Special Meeting?” on page 5 of the Proxy Statement for more information about how to attend the meeting in person.

Whether or not you attend the Special Meeting, it is important that your shares be represented and voted at the Special Meeting. Therefore, I urge you to promptly vote and submit your proxy by phone, via the Internet, or, by signing, dating and returning the enclosed proxy card in the enclosed envelope, which requires no postage if mailed in the United States. Instructions regarding how you can vote are contained on the proxy card. If you decide to attend the Special Meeting, you will be able to vote in person, even if you have previously submitted your proxy.

If you have any questions regarding the accompanying proxy statement or need assistance in voting your shares of common stock, please contact our proxy solicitor, Sodali & Co, by telephone at (800) 662-5200 (individuals) and (203) 658-9400 (brokers, banks and other nominees), or by email at INDP@investor.sodali.com.

Thank you for your support.

Sincerely,

/s/ David Lazar

David Lazar
Chairman

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INDAPTUS THERAPEUTICS, INC.

3 Columbus Circle

New York, NY 10019

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD THURSDAY, FEBRUARY 26, 2026

The Special Meeting of Stockholders (the “Special Meeting”) of Indaptus Therapeutics, Inc., a Delaware corporation (the “Company”), will be held at 10:00 a.m. Eastern time on Thursday, February 26, 2026 at the offices of Greenberg Traurig LLP, One Vanderbilt Avenue, New York, NY 10017. The Special Meeting will be held for the following purposes:

1.	To elect Jerome Jabbour as Class I and Matthew McMurdo as Class III directors to serve until the 2028 and 2027 annual meeting of stockholders, respectively, and until their respective successors have been duly elected and qualified;

2.

To approve, in accordance with Nasdaq Listing Rule 5635(b), the issuance of shares of the Company’s common stock upon conversion of Series AA Convertible Preferred Stock and Series AAA Convertible Preferred Stock (collectively, the “Preferred Stock”) (the “Change of Control Proposal”);

3.	To approve, in accordance with Nasdaq Listing Rule 5635(c), the issuance of shares of the Company’s common stock issuable upon the conversion of Preferred Stock to the Co-Chief Executive Officer and Chairman of the Company (the “Related Party Proposal”);

4.	To approve, in accordance with Nasdaq Listing Rule 5635(d), the issuance of shares of the Company’s common stock issuable upon the conversion of Preferred Stock (the “Issuance Proposal”);

5.	To approve an amendment to the Company’s Amended and Restated Certificate of Incorporation, as amended (the “Charter”), in the form set forth on Annex A attached to the accompanying Proxy Statement, to effect two reverse stock splits (individually a “Reverse Stock Split” and collectively, the “Reverse Stock Splits”) with respect to the Company’s issued and outstanding shares of common stock having an aggregate ratio of 1-for-2 to 1-for-199 (the “Range”), with the ratio at which the Reverse Stock Split would be effected to be a ratio within the Range to be determined at the discretion of the Company’s Board of Directors and included in a public announcement by the Company before the effectiveness of a Reverse Stock Split (the “Reverse Stock Split Proposal”);

6.	To approve an amendment to the Company’s Charter, in the form set forth on Annex B attached to the accompanying Proxy Statement, to increase the authorized shares of common stock from 200,000,000 to up to 1,000,000,000 at the discretion of the Board of Directors (the “Authorized Stock Increase Proposal”);

7.	To approve an amendment to the Company’s Charter, in the form set forth on Annex C attached to the accompanying Proxy Statement, to allow the taking of stockholder action via written consent in lieu of a meeting (the “Written Consent Proposal”);

8.	To approve an adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event there are not sufficient votes to establish a quorum or in favor of proposals 1 through 7 (the “Adjournment Proposal”).

Proposals 2, 3 and 4 are interdependent and conditional upon each other. This means that the approval of any one of these proposals is contingent upon the approval of all of the others. If any of proposals 2, 3 or 4 are not approved by shareholders, then none of proposals 2, 3 and 4 will take effect, even if one or more of them receive sufficient votes for approval on an individual basis.

Holders of record of our common stock as of the close of business on January 21, 2026 are entitled to notice of and to vote at the Special Meeting, or any continuation, postponement or adjournment of the Special Meeting. A complete list of such stockholders will be open to the examination of any stockholder, for any purpose germane to the meeting, at the offices of the Company during regular business hours for a period of at least ten days prior to the Special Meeting. The Special Meeting may be continued, postponed, or adjourned from time to time without notice other than by announcement at the Special Meeting.

Please note that in order to gain admission to the site of our Special Meeting, all attendees will need to present a photo identification card and have their name previously provided to building security. As such, in order to facilitate your attendance at the Special Meeting, we strongly encourage you to advise Nir Sassi by email at nir@indaptusrx.com or phone at (646) 427-2727 if you plan to attend the meeting prior to 5:00 p.m., Eastern time, on February 25, 2026, so that we can timely provide your name to building security. In the event that you do not advise us ahead of time that you will be attending the Special Meeting, we encourage you to arrive at the meeting no later than 9:00 a.m., Eastern time, in order to ensure that you are able to pass through security prior to the start of the meeting. We currently intend to hold the meeting in person. However, if we determine that a change to a virtual meeting format is advisable or required, an announcement of such change will be made on the Investors page of our website at https://indaptusrx.com and in a Current Report on Form 8-K as promptly as practicable. We encourage you to check that website one week prior to the meeting date if you are planning to attend the Special Meeting. We ask that each stockholder evaluate the relative benefits of in-person attendance at the Special Meeting and take advantage of the ability to vote by proxy or to provide voting instructions in accordance with the voting materials that have been provided to you.

It is important that your shares be represented regardless of the number of shares you may hold. Whether or not you plan to attend the Special Meeting in person, we urge you to vote your shares via the toll-free telephone number, over the Internet or mail, as described in the enclosed materials. Promptly voting your shares will ensure the presence of a quorum at the Special Meeting and will save us the expense of further solicitation. Submitting your proxy now will not prevent you from voting your shares at the Special Meeting if you desire to do so, as your proxy is revocable at your option.

By Order of the Board of Directors

/s/ David Lazar

David Lazar
Chairman

New York, New York

January 21, 2026

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INDAPTUS THERAPEUTICS, INC.

3 Columbus Circle, 15th Floor

New York, NY 10019

PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors (the “Board” or “Board of Directors”) of Indaptus Therapeutics, Inc. of proxies to be voted at our Special Meeting of Stockholders to be held on Thursday, February 26, 2026 (the “Special Meeting”), at 10:00 a.m. Eastern time, at the offices of Greenberg Traurig LLP, One Vanderbilt Avenue, New York, NY 10017, and at any continuation, postponement, or adjournment of the Special Meeting.

Holders of record of shares of our common stock, $0.01 par value per share, as of the close of business on January 21, 2026 (the “Record Date”), will be entitled to notice of and to vote at the Special Meeting and any continuation, postponement, or adjournment of the Special Meeting. As of the Record Date, there were 2,242,324 shares of common stock outstanding and entitled to vote at the Special Meeting. Each share of common stock is entitled to one vote on any matter presented to stockholders at the Special Meeting.

This Proxy Statement will be first mailed on or about January 22, 2026 to our stockholders on the Record Date.

In this Proxy Statement, “Indaptus”, “Company”, “we”, “us”, and “our” refer to Indaptus Therapeutics, Inc. (formerly Intec Parent, Inc.) and, where appropriate, its consolidated subsidiaries, Intec Pharma Ltd. and Decoy Biosystems, Inc. References to “Intec Parent” refer to Intec Parent, Inc., the successor of Intec Pharma Ltd. following the domestication merger (the “Domestication Merger”) with Intec Parent, references to “Intec Israel” refer to Intec Pharma Ltd., the predecessor of Indaptus prior to the Domestication Merger, and references to “Decoy” refer to Decoy Biosystems, Inc., the entity acquired by Indaptus in connection with the merger with Decoy.

The Company will pay the costs of soliciting proxies from stockholders. We have retained Sodali & Co. (“Sodali & Co”) to assist in the solicitation of proxies for a fee of $20,000 plus reimbursement of customary expenses. In addition to solicitation by mail and by Sodali & Co, our directors, officers and employees may solicit proxies on behalf of the Company, without additional compensation, by telephone, facsimile, mail, on the Internet or in person.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON FEBRUARY 26, 2026

This Proxy Statement is available at http://www.proxyvote.com/

Proposals

At the Special Meeting, our stockholders will be asked:

1.	To elect Jerome Jabbour as Class I and Matthew McMurdo as Class III directors, to serve until the 2028 and 2027 annual meeting of stockholders, respectively, and until their respective successors have been duly elected and qualified;

2.

To approve, in accordance with Nasdaq Listing Rule 5635(b), the issuance of shares of the Company’s common stock upon conversion of Series AA Convertible Preferred Stock and Series AAA Convertible Preferred Stock (collectively, the “Preferred Stock”) (the “Change of Control Proposal”);

3.	To approve, in accordance with Nasdaq Listing Rule 5635(c), the issuance of shares of the Company’s common stock issuable upon the conversion of Preferred Stock to the Co-Chief Executive Officer and Chairman of the Company (“Related Party”) (the “Related Party Proposal”);

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4.	To approve, in accordance with Nasdaq Listing Rule 5635(d), the issuance of shares of the Company’s common stock issuable upon the conversion of Preferred Stock (the “Issuance Proposal”);

5.	To approve an amendment to the Company’s Amended and Restated Certificate of Incorporation, as amended (the “Charter”), in the form set forth on Annex A attached to the accompanying Proxy Statement, to effect two reverse stock splits (individually a “Reverse Stock Split” and collectively, the “Reverse Stock Splits”) with respect to the Company’s issued and outstanding shares of common stock having an aggregate ratio of 1-for-2 to 1-for-199 (the “Range”), with the ratio at which the Reverse Stock Split would be effected to be a ratio within the Range to be determined at the discretion of the Company’s Board of Directors and included in a public announcement by the Company before the effectiveness of a Reverse Stock Split (the “Reverse Stock Split Proposal”);

6.	To approve an amendment to the Company’s Charter, in the form set forth on Annex B attached to the accompanying Proxy Statement, to increase the authorized shares of common stock from 200,000,000 to up to 1,000,000,000 at the discretion of the Board of Directors (the “Authorized Stock Increase Proposal”);

7.	To approve an amendment to the Company’s Charter, in the form set forth on Annex C attached to the accompanying Proxy Statement, to allow the taking of stockholder action via written consent in lieu of a meeting (the “Written Consent Proposal”);

8.	To approve an adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event there are not sufficient votes to establish a quorum or in favor of proposals 1 through 7 (the “Adjournment Proposal”).

Proposals 2, 3 and 4 are interdependent and conditional upon each other. This means that the approval of any one of these proposals is contingent upon the approval of all of the others. If any of proposals 2, 3 or 4 are not approved by shareholders, then none of proposals 2, 3 and 4 will take effect, even if one or more of them receive sufficient votes for approval on an individual basis.

We know of no other business that will be presented at the Special Meeting. If any other matter properly comes before the stockholders for a vote at the Special Meeting, however, the proxy holders named on the Company’s proxy card will vote your shares in accordance with their best judgment.

Recommendations of the Board

The Board of Directors recommends that you vote your shares as indicated below. If you return a properly completed proxy card, or vote your shares by telephone or Internet, your shares of common stock will be voted on your behalf as you direct. If not otherwise specified, your shares of common stock represented by the proxies will be voted, and the Board of Directors recommends that you vote:

●	FOR the election of Jerome Jabbour and Matthew McMurdo as directors;

●	FOR the Change of Control Proposal;

●	FOR the Related Party Proposal;

●	FOR the Issuance Proposal;

●	FOR the Reverse Stock Split Proposal;

●	FOR the Authorized Stock Increase Proposal;

●	FOR the Written Consent Proposal; and

●	FOR the Adjournment Proposal.

If any other matter properly comes before the stockholders for a vote at the Special Meeting, the proxy holders named on the Company’s proxy card will vote your shares in accordance with their best judgment.

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Information About This Proxy Statement

Why you received this Proxy Statement. You are viewing or have received these proxy materials because Indaptus’ Board of Directors is soliciting your proxy to vote your shares at the Special Meeting. This Proxy Statement includes information that we are required to provide to you under the rules of the SEC and that is designed to assist you in voting your shares.

Householding. The SEC rules permit us to deliver a single set of proxy materials to one address shared by two or more of our stockholders. This delivery method is referred to as “householding” and can result in significant cost savings. To take advantage of this opportunity, we have delivered only one set of proxy materials to multiple stockholders who share an address, unless we received contrary instructions from the impacted stockholders prior to the mailing date. We agree to deliver promptly, upon written or oral request, a separate copy of the proxy materials, as requested, to any stockholder at the shared address to which a single copy of those documents was delivered. If you prefer to receive separate copies of the proxy materials, contact Broadridge Financial Solutions, Inc. at 1-866-540-7095 or in writing at Broadridge, Householding Department, 51 Mercedes Way, Edgewood, New York 11717.

If you are currently a stockholder sharing an address with another stockholder and wish to receive only one copy of future proxy materials for your household, please contact Broadridge at the above phone number or address.

QUESTIONS AND ANSWERS ABOUT THE Special Meeting OF STOCKHOLDERS

Why is the Company holding a Special Meeting?

On December 22, 2025, we entered into a Securities Purchase Agreement (the “Purchase Agreement”) with David E. Lazar (“Mr. Lazar”) pursuant to which he purchased from the Company 300,000 shares of Series AA Convertible Preferred Stock (the “Series AA Preferred Stock”) and 700,000 shares of Series AAA Convertible Preferred Stock (the “Series AAA Preferred Stock” and, together with the Series AA Preferred Stock, the “Preferred Stock”) of the Company at a purchase price of $6.00 per share of Preferred Stock for aggregate gross proceeds of $6.0 million (the “Investment Transaction”). As part of the Investment Transaction, the Company plans to pursue a strategic transaction involving either an investment in or acquisition of an operating business (the “Target Company”), referred to as the “Post-Investment Transaction.” Should such a transaction be approved and successfully finalized, the Company anticipates that combining with a Target Company will create future growth opportunities for both the Company and its stockholders. For further information, see “Description of the Investment Transaction” on page 9.

The proposals presented at this Special Meeting for stockholders to vote upon relate to the Investment Transaction, which we agreed to present pursuant to the Purchase Agreement, as further described in this Proxy Statement. Approval of these proposals will be important in order for the Company to pursue the growth of its business, including pursuing a Post-Investment Transaction, as further described in this Proxy Statement. We have included certain material information regarding the Investment Transaction and the related transactions in this Proxy Statement.

Who is entitled to vote at the Special Meeting?

The Record Date for the Special Meeting is January 21, 2026. You are entitled to vote at the Special Meeting only if you were a stockholder of record at the close of business on that date, or if you hold a valid proxy for the Special Meeting. Each outstanding share of common stock is entitled to one vote for all matters before the Special Meeting. At the close of business on the Record Date, there were 2,242,324 shares of common stock outstanding and entitled to vote at the Special Meeting.

What is the difference between being a “record holder” and holding shares in “street name”?

A record holder (also referred to as a “registered stockholder”) holds shares in his or her name. Shares held in “street name” means shares that are held in the name of a bank or broker on a person’s behalf.

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Am I entitled to vote if my shares are held in “street name”?

Yes. If your shares are held by a bank or a brokerage firm, you are considered the “beneficial owner” of those shares held in “street name.” If your shares are held in street name, these proxy materials are being provided to you by your bank or brokerage firm, along with a voting instruction card if you received printed copies of our proxy materials. As the beneficial owner, you have the right to direct your bank or brokerage firm how to vote your shares, and the bank or brokerage firm is required to vote your shares in accordance with your instructions. If your shares are held in “street name” and you would like to vote your shares in person at the Special Meeting, you should contact your bank or brokerage firm to obtain a “legal proxy” to bring to the Special Meeting.

How many shares must be present to hold the Special Meeting?

A quorum must be present at the Special Meeting for any business to be conducted. The presence in person at the Special Meeting or by proxy, of the holders of not less than 33.3% of the voting power of the capital stock issued and outstanding on the Record Date will constitute a quorum.

Who can attend the Special Meeting?

You may attend the Special Meeting in person only if you are an Indaptus stockholder of record who is entitled to vote at the Special Meeting, or if you hold a valid proxy for the Special Meeting. If you would like to attend the Special Meeting, you must contact Nir Sassi by email at nir@indaptusrx.com or phone at (646) 427-2727 no later than 5:00 p.m., Eastern time, on February 25, 2026 to have your name placed on the attendance list. In order to be admitted into the Special Meeting, your name must appear on the attendance list and you must present government-issued photo identification (such as a driver’s license). If your shares are held in “street name,” you should contact your bank or brokerage firm to obtain a “legal proxy” to bring to the Special Meeting.

What if a quorum is not present at the Special Meeting?

If a quorum is not present at the scheduled time of the Special Meeting, the Chairperson of the Special Meeting is authorized by our Amended and Restated Bylaws to adjourn the meeting, without the vote of stockholders.

How do I vote?

Stockholders of Record. If you are a stockholder of record, you may vote in person at the Special Meeting or by proxy. There are three ways to vote by proxy:

●	by Internet—You can vote over the Internet by going to www.proxyvote.com and following the instructions;

●	by Telephone—You can vote by telephone by calling 1-800-690-6903 and following the instructions; or

●	by Mail—You can vote by mail by signing and dating the proxy card and returning it in accordance with the instructions on the card.

Internet and telephone voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m., Eastern time, on February 25, 2026. To vote via the Internet or telephone, you will need the 16-digit control number included on your proxy card. Proxies submitted by U.S. mail must be received before the start of the Special Meeting.

Whether or not you expect to attend the Special Meeting in person, we urge you to vote your shares as promptly as possible to ensure your representation and the presence of a quorum at the Special Meeting. If you submit your proxy, you may still decide to attend the Special Meeting and vote your shares in person.

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Beneficial Owners of Shares Held in “Street Name.” If your shares are held in “street name” through a bank or broker, you will receive instructions on how to vote from the bank or broker. You must follow their instructions in order for your shares to be voted. Internet and telephone voting also may be offered to stockholders owning shares through certain banks and brokers. If your shares are not registered in your own name and you would like to vote your shares in person at the Special Meeting, you should contact your bank or broker to obtain a “legal proxy” and bring it to the Special Meeting.

Can I change my vote after I submit my proxy?

Yes.

If you are a registered stockholder, you may revoke your proxy and change your vote:

●	by submitting a duly executed proxy bearing a later date;

●	by granting a subsequent proxy through the Internet or telephone;

●	by giving written notice of revocation to the Secretary of Indaptus prior to or at the Special Meeting; or

●	by voting in person at the Special Meeting.

Your most recent proxy card or proxy submitted by Internet or telephone is the one that is counted. Your attendance at the Special Meeting by itself will not revoke your proxy unless you give written notice of revocation to the Secretary before your proxy is voted or you vote in person at the Special Meeting.

If your shares are held in street name, you may change or revoke your voting instructions by following the specific directions provided to you by your bank or broker, or you may vote in person at the Special Meeting by obtaining a “legal proxy” and bringing it to the Special Meeting.

Who will count the votes?

Nir Sassi, our inspector of election appointed for the Special Meeting, will tabulate and certify the votes.

What if I do not specify how my shares are to be voted?

If you submit a proxy but do not indicate any voting instructions, the persons named as proxies will vote in accordance with the recommendations of the Board of Directors. The Board of Directors’ recommendations are indicated on page 16 of this Proxy Statement, as well as with the description of each proposal in this Proxy Statement.

Will any other business be conducted at the Special Meeting?

We know of no other business that will be presented at the Special Meeting. If any other matter properly comes before the stockholders for a vote at the Special Meeting, however, the proxy holders named on the Company’s proxy card will vote your shares in accordance with their best judgment.

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Will there be a question and answer (Q&A) session during the Special Meeting?

As part of the Special Meeting, we will hold a live Q&A session, during which we intend to answer questions submitted during the meeting that are pertinent to the Company and the meeting matters, as time permits. Only stockholders admitted to the Special Meeting by following the procedures outlined above in “Who can attend the Special Meeting?” will be permitted to submit questions during the Special Meeting. Each stockholder is limited to no more than two questions. Questions should be succinct and only cover a single topic. We will not address questions that are, among other things:

●	irrelevant to the business of the Company or to the business of the Special Meeting;

●	related to material non-public information of the Company, including the status or results of our business since our last Quarterly Report on Form 10-Q;

●	related to any pending, threatened or ongoing litigation;

●	related to personal grievances;

●	derogatory references to individuals or that are otherwise in bad taste;

●	substantially repetitious of questions already made by another stockholder;

●	in excess of the two-question limit;

●	in furtherance of the stockholder’s personal or business interests; or

●	out of order or not otherwise suitable for the conduct of the Special Meeting as determined by the Chairperson or Secretary in their reasonable judgment.

How many votes are required for the approval of the proposals to be voted upon and how will abstentions and broker non-votes be treated?

Proposal	Votes required	Effect of Abstentions and Broker Non-Votes
Proposal 1: Approval of the Director Election Proposal.	The plurality of the votes cast. This means that the two nominees receiving the highest number of affirmative “FOR” votes will be elected as directors.	Abstentions and broker non-votes will have no effect on the outcome of voting.

Proposal 2: Approval of the Change of Control Proposal.	The affirmative vote of the holders of a majority in voting power of the votes cast affirmatively or negatively.	Abstentions and broker non-votes will have no effect on the outcome of voting.

Proposal 3: Approval of the Related Party Proposal.	The affirmative vote of the holders of a majority in voting power of the votes cast affirmatively or negatively.	Abstentions and broker non-votes will have no effect on the outcome of voting.

Proposal 4: Approval of the Issuance Proposal.	The affirmative vote of the holders of a majority in voting power of the votes cast affirmatively or negatively.	Abstentions and broker non-votes will have no effect on the outcome of voting.

Proposal 5: Approval of Reverse Stock Split Proposal	The affirmative vote of the holders of a majority in voting power of the votes cast affirmatively or negatively.	Abstentions and broker non-votes will have no effect on the outcome of voting.

Proposal 6: Approval of Authorized Stock Increase Proposal.	The affirmative vote of the holders of a majority in voting power of the votes cast affirmatively or negatively.	Abstentions and broker non-votes will have no effect on the outcome of voting.

Proposal 7: Approval of Written Consent Proposal.	The affirmative vote of the holders of a majority in voting power of the votes cast affirmatively or negatively.	Abstentions and broker non-votes will have no effect on the outcome of voting.

Proposal 8: Approval of Adjournment Proposal	The affirmative vote of the holders of a majority in voting power of the votes cast affirmatively or negatively.	Abstentions and broker non-votes will have no effect on the outcome of voting.

Proposals 2, 3 and 4 are interdependent and conditional upon each other. This means that the approval of any one of these proposals is contingent upon the approval of all of the others. If any of proposals 2, 3 or 4 are not approved by shareholders, then none of proposals 2, 3 and 4 will take effect, even if one or more of them receive sufficient votes for approval on an individual basis.

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What is an “abstention” and how will abstentions be treated?

An “abstention,” represents a stockholder’s affirmative choice to decline to vote on a proposal. Abstentions are counted as present and entitled to vote for purposes of determining a quorum but will have no effect on the outcome of voting.

What are broker non-votes and do they count for determining a quorum?

Generally, broker non-votes occur when shares held by a broker in “street name” for a beneficial owner are not voted with respect to a particular proposal because the broker (1) has not received voting instructions from the beneficial owner and (2) lacks discretionary voting power to vote those shares. A broker is entitled to vote shares held for a beneficial owner on “routine” matters, such as the Reverse Stock Split Proposal, Authorized Stock Increase Proposal and Written Consent Proposal, without instructions from the beneficial owner of those shares. On the other hand, absent instructions from the beneficial owner of such shares, a broker is not entitled to vote shares held for a beneficial owner on “non-routine” matters, such as the approval of the Director Election Proposal, Change of Control Proposal, Related Party Proposal, Issuance Proposal, and Adjournment Proposal.

Where can I find the voting results of the Special Meeting?

We plan to announce preliminary voting results at the Special Meeting, and we will report the final results in a Current Report on Form 8-K, which we intend to file with the SEC after the Special Meeting.

Who will solicit and pay the cost of soliciting proxies for the Special Meeting?

The Company will pay the cost of soliciting proxies for the Special Meeting. The Company has engaged Sodali & Co to assist in the solicitation of proxies for the Special Meeting. The Company will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of shares of our common stock for their expenses in forwarding soliciting materials to beneficial owners and in obtaining voting instructions from those owners. The directors, officers and employees of the Company may also solicit proxies by telephone, by facsimile, by mail or on the Internet. They will not be paid any additional amounts for soliciting proxies.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Proxy Statement and the documents referenced herein contain “forward-looking statements” within the meaning of Section 27A of the Securities and Exchange Act of 1933, as amended (the “Securities Act”) and Section 21E of the Securities and Exchange Act of 1933, as amended (the “Exchange Act”). Forward-looking statements are predictions based on expectations and projections about future events, are not statements of historical fact, are subject to risks, uncertainties and assumptions that are difficult to predict and involve risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. The use of words such as, but not limited to, “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “likely,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “will,” or “would” and similar words or expressions are intended to identify forward-looking statements. These statements and related risks, uncertainties, factors and assumptions, include, but are not limited to: statements regarding the Investment Transaction, the impact of not obtaining stockholder approval for certain of the proposals at this Special Meeting, our ability to successfully pursue our business strategy, including identifying and completing a Post-Investment Transaction, and the Company’s financial condition and results of operations, including the financial impact of the Investment Transaction and related transactions and matters. These statements involve risks, uncertainties and other factors that may cause actual results or achievements to be materially different and adverse from those expressed in, or implied by, these forward-looking statements. No representations or warranties (expressed or implied) are made about the accuracy of any such forward-looking statements. New risks and uncertainties may emerge from time to time, and it is not possible to predict all risks and uncertainties. Other risks relating to our business, ownership of our securities, the continued listing of our common stock on the Nasdaq Capital Market, and other matters, including risks that could cause results to differ materially from those projected in the forward-looking statements in this Proxy Statement, are detailed in this Proxy Statement as well as in our Annual Report on Form 10-K for the year ended December 31, 2024 (the “2024 Annual Report”) and subsequent Quarterly Reports on Form 10-Q and/or Current Reports on Form 8-K filings with the SEC, especially under the heading “Risk Factors.” The forward-looking statements in this Proxy Statement and the documents referenced herein represent our current beliefs, estimates and assumptions as of the date of this Proxy Statement, and we disclaim any intent or obligation to revise or update publicly any forward-looking statement contained in this Proxy Statement, except as required by law.

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Description of the Investment Transaction

The following is a summary of the material provisions of the Purchase Agreement, the Series AA Preferred Stock, the Series AAA Preferred Stock and other related transaction documents summarized below, but does not purport to describe all of the terms and conditions and may not contain all of the information about these documents identified below that are important to you. The following summary is qualified in its entirety by reference to the complete text of the Purchase Agreement, the Series AA Certificate of Designation (as defined below), the Series AAA Certificate of Designation (as defined below) and other related transaction documents, which are publicly available and attached as exhibits to our Current Report on Form 8-K as filed with the SEC on December 23, 2025 (the “Investment Transaction Form 8-K”). You should refer to the full text of the Purchase Agreement, the Series AA Certificate of Designation, the Series AAA Certificate of Designation and other related transaction documents referred to below and elsewhere in this Proxy Statement for details about the Investment Transaction, and carefully read this entire Proxy Statement and the other documents to which we have referred you under the section “Where You Can Find More Information” in this Proxy Statement.

On December 22, 2025, the Company entered into the Purchase Agreement with investor David E. Lazar, pursuant to which he agreed to purchase from the Company 300,000 shares of Series AA Preferred Stock and 700,000 shares of Series AAA Preferred Stock at a purchase price of $6.00 per share of Preferred Stock for aggregate gross proceeds of $6.0 million, subject to the terms and conditions thereunder (the “Investment Transaction”). Each share of Series AA Preferred Stock is convertible, following stockholder approval, into 20 shares of the Company’s common stock and each share of Series AAA Preferred Stock is convertible into 150 shares of common stock for a combined total of 111,000,000 shares of common stock. The offering closed on December 23, 2025.

Pursuant to the Purchase Agreement, the Company agreed to use commercially reasonable efforts to hold a special meeting of stockholders no later than March 31, 2026, and include, among other things, proposals for (i) the issuance of common stock to Mr. Lazar in compliance with the rules and regulations of Nasdaq (without regard to any limitations on conversion set forth in the applicable Certificate of Designations) upon conversion of the shares of Preferred Stock, (ii) an amendment to the Company’s amended and restated certificate of incorporation that increases the authorized shares of common stock (iii) an amendment to the Company’s amended and restated certificate of incorporation that permits future shareholder action by written consent of the majority of shareholders, (iv) the election of three (3) additional designees of Mr. Lazar to the board of directors of the Company, and (v) a reverse stock split of the common stock of the Company in the range to be determined by the Board of Directors.

In the event all of the foregoing proposals are not approved by the stockholders at the Special Meeting, the Company has agreed to use its reasonable best efforts to call another stockholder meeting (the “Second Meeting”) within ninety (90) days of the Special Meeting for the purpose of obtaining the required approvals. If the stockholder approval is not obtained at the Second Meeting, the Company has agreed to amend the Series AA Certificate of Designation to allow for immediate conversion to 19.99% of the issued and outstanding shares of the Company, calculated in accordance with the applicable Nasdaq Listing Rule 5635.

In connection with the Investment Transaction, Mr. Robert E. Martell and Ms. Hila Karah resigned from the Board and Mr. Lazar and Mr. Avraham Ben-Tzvi were appointed to fill the vacancies created by their resignations. Both Mr. Lazar and Mr. Ben-Tzvi will serve as Class I directors with a term expiring at the Company’s 2028 annual meeting of stockholders. Mr. Lazar was appointed as the Chairman of the Board taking over the role held by Dr. Roger Pomerantz. However, Dr. Pomerantz will continue to serve as a member of the Board of Directors. For more information, see “Proposal 1 – Election of Directors.”

In connection with the transactions contemplated by the Purchase Agreement, the Company entered into employment modification agreements with each of Jeffrey A. Meckler, Michael J. Newman, Ph.D., Nir Sassi and Walt A Linscott, Esq. (collectively, the “Executive Officers”). Pursuant to the terms of the employment modification agreements (the “Modification Agreements”), each of the Executive Officers agreed to remain employed in their existing roles except for Mr. Meckler who agreed to change his title to Co-Chief Executive Officer. The Executive Officers agreed to modify certain terms of their original employment agreements, granted release of claims relating to their employment, and received certain cash and equity payments at the closing of the Investment Transaction. For additional information on the Modification Agreements and the terms thereof, see “Employment Agreements and Potential Payments on Employment Termination” on page 32 of this Proxy Statement. In addition, Dr. Roger J. Waltzman, the Company’s Chief Medical Officer, resigned from the Company as of December 31, 2025. In connection with his resignation, the Company entered into a separation agreement with Mr. Waltzman, who received a cash bonus of $207,200 for services rendered in 2025 and agreed to a mutual release and discharge from any current or future claims relating to arising from his employment agreement.

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Further, pursuant to the Investment Transaction, each of the Executive Officers entered into a voting agreement, dated December 22, 2025, pursuant to which each of the Executive Officers has agreed, in their capacity as stockholders of the Company, to vote all of their shares of common stock in favor of all proposals recommended by the Board at the Special Meeting and at any subsequent meeting of the stockholders of the Company until the termination of the voting agreement. The Executive Officers collectively own 18.4% of common stock of the Company as of the Record Date. In addition, each of the Executive Officers agreed to certain standstill provisions until the earlier of the Special Meeting at which all agenda items are approved or December 22, 2026.

Lastly, on December 23, 2025, the Company filed a Series AA Certificate of Designation and Series AAA Certificate of Designation (each a “Certificate of Designation” and collectively the “Certificate of Designations”) with the Secretary of State of Delaware designating the rights, preferences and limitations of each of the shares of the Series AA Preferred Stock and the Series AAA Preferred Stock, respectively.

Following stockholder approval, each share of Series AA Preferred Stock is convertible into 20 shares of the Company’s common stock, and each share of Series AAA Preferred Stock is convertible into 150 shares of common stock. The Preferred Stock shall rank:

●	senior to all of the common stock;
●	senior to any class or series of capital stock of the Company hereafter created specifically ranking by its terms junior to the Preferred Stock (“Junior Securities”); and
●	on parity with each other (i.e. Series AA Preferred Stock shall rank pari passu with Series AAA Preferred Stock)

in each case, as to distributions of assets upon liquidation, dissolution or winding up of the Company, whether voluntarily or involuntarily (each, a “Dissolution”).

In the event of a Dissolution, holders of the Preferred Stock will be entitled to receive, before any distributions to the holders of the common stock and the holders of Junior Securities, an amount per share of Preferred Stock equal to the greater of (i) $6.00 (subject to adjustment in the event of any stock split, combination or reclassification), plus any dividends declared but unpaid thereon, or (ii) such amount per share as would have been payable had all shares of the Preferred Stock been converted into common stock (without regard to any restrictions on conversion) immediately prior to such Dissolution. Shares of Preferred Stock will be entitled to receive dividends equal to (on an as-if-converted-to-common stock basis), and in the same form and manner as, dividends actually paid on shares of common stock. For the avoidance of any doubt, neither a change in control of the Company, the merger or consolidation of the Company with or into any other entity, nor the sale, lease, exchange or other disposition of all or substantially all of the Company’s assets shall, in and of itself, be deemed to constitute a Dissolution.

Shares of Preferred Stock will generally have no voting rights, except to the extent provided by applicable law, and except that the consent of the holders of a majority of the outstanding shares of the Preferred Stock will be required to (i) alter, repeal or change the powers, preferences or rights of the Preferred Stock or alter or amend the Certificate of Designations so as to adversely affect the Preferred Stock, (ii) supplement, amend, restate, repeal, or waive any provision of the Company’s amended and restated certificate of incorporation or bylaws, or file any certificate of amendment, certificate of designation, preferences, limitations and relative rights of any series of preferred stock, if such action would adversely alter or change the preferences, rights, privileges or powers of, or restrictions provided for the benefit of the Preferred Stock, regardless of whether any of the foregoing actions shall be by means of amendment to the Company’s amended and restated certificate of incorporation or by merger, consolidation, recapitalization, reclassification, conversion or otherwise, (iii) increase or decrease (other than by conversion) the number of authorized shares of the Preferred Stock; or (iv) enter into any agreement with respect to any of the foregoing.

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RISK FACTORS

Before you make a decision regarding how you will vote on the proposals as set forth in this Proxy Statement, you should carefully consider each of the risk factors described below in addition to the other information contained in this Proxy Statement and the annexes attached to this Proxy Statement. The risk factors described below relate to the Investment Transaction as well as the risks relating to certain proposals set forth in this Proxy Statement. The risks discussed below also include forward-looking statements and actual results may differ substantially from those discussed in these forward-looking statements. See the section entitled “Cautionary Note Regarding Forward-Looking Statements.” The risks and uncertainties described below and in this Proxy Statement are not the only risks and uncertainties that we face. We encourage you to also carefully read the risk factors generally associated with our Company and our business contained in our 2024 Annual Report and our subsequent SEC filings. Additional risks and uncertainties not currently known to us may also materially and adversely affect our business operations and financial condition or the price of our common stock.

As further described in this Proxy Statement, we recently completed the Investment Transaction, which is material to us and resulted in significant changes to our business, operations and strategic direction, as well as to our overall capital structure. Accordingly, as a result of these changes, there will be new and additional risks and uncertainties that we may encounter and have to face in the future, as well as those risks that we already had prior to completing these transactions. These risks and uncertainties have been presented and summarized below to provide stockholders with important information in connection with their own evaluation of each of the proposals being considered at the Special Meeting. We urge all stockholders to fully and carefully read each of these risk factors listed below in their entirety and in this Proxy Statement in connection with their voting decision on the proposals at the Special Meeting.

General Risks Related to the Investment Transaction

As a result of the issuance of Preferred Stock, whether or not the Change of Control Proposal or the Issuance Proposal is approved, our stockholders will experience significant dilution as a result of the issuance of shares of our common stock upon future conversion of the Preferred Stock.

In the event that we do not receive the approval of the Change of Control Proposal or the Issuance Proposal at the Special Meeting or at the Second Meeting, Mr. Lazar is entitled to convert a portion of his Preferred Stock into common stock, provided that upon conversion, the aggregate number of shares of Preferred Stock converted by him does not exceed 19.99% of our issued and outstanding shares of common stock as of the date of the Purchase Agreement or a lower percentage as may be required by the Nasdaq Listing Rules. If the approval, however, is received at the Special Meeting, all of the shares of Preferred Stock will be convertible by Mr. Lazar, at his option, into 111.0 million shares of common stock. As a result of the full conversion of the Preferred Stock, 111.0 million shares of common stock will be issued, which collectively will represent approximately 96.4% of the total number of shares of common stock expected to be outstanding on a fully diluted basis immediately after the conversion. Upon the conversions of the Preferred Stock, the existing stockholders of the Company will experience significant dilution in their ownership percentage and their voting power, with Mr. Lazar receiving effective voting control over matters presented to stockholders in the future relating to our Company.

We may fail to realize the anticipated benefits of the Investment Transaction if we are not able to identify and/or pursue a Post-Investment Transaction.

The success of the Investment Transaction and the pursuit of our business strategy to grow our Company will depend on, among other things, our ability to identify, pursue and consummate a Post-Investment Transaction with a Target Company. We may not be able to identify a suitable Target Company to acquire or ultimately enter into and consummate a Post-Investment Transaction within the necessary timing before our capital resources are depleted. If we do enter into and consummate a Post-Investment Transaction with a Target Company, there is no assurance that the transaction will be successful or that we will be able to achieve the anticipated revenues, efficiencies, cost savings and/or realize other expected benefits of the Post-Investment Transaction. As a result, the Board may determine it is in the best interests of the stockholders to alternatively dissolve the Company or otherwise seek bankruptcy protection or protection under other insolvency laws.

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In pursuing a Post-Investment Transaction, it is possible that we may need additional capital to fund the acquisition of a Target Company and/or we may issue common stock or other equity securities as consideration to acquire the Target Company. The number of shares and/or the value of the additional shares of common stock or other equity securities, if any, that we may issue in connection with a Post-Investment Transaction is not currently known and any such issuance would be subject to required corporate and/or stockholder approvals that may be applicable under law or the Nasdaq Listing Rules. To the extent we raise additional capital by issuing equity securities or issue equity securities as consideration in a Post-Investment Transaction, our stockholders may experience substantial dilution (in addition to the dilution in connection with the Investment Transaction) and the new equity securities may have greater rights, preferences or privileges than our existing common stock and/or our preferred stock issued, as the case maybe.

Our Board and management team will significantly change in connection with the Investment Transaction if we consummate a Post-Investment Transaction.

In connection with the Investment Transaction, there are material changes to the management of our Company that have occurred with Mr. Lazar being appointed as Co-Chief Executive Officer and as Chairman of the Company. Further, additional changes are expected to occur if the shareholders approve the election of directors at the Special Meeting, both of whom are designated for appointment by Mr. Lazar in accordance with the Purchase Agreement. Additionally, there may be further changes to our executive management team and Board that possibly occur in the future in connection with our Company pursuing and potentially consummating a Post-Investment Transaction. Accordingly, we expect that our Company will have significant changes and turnover to our executive management team and the Board, who would lead our Company.

If the proposals placed before the stockholders are not approved by stockholders at this time, pursuant to the terms of the Purchase Agreement, we will be required to use our reasonable best efforts to call another stockholder meeting, which will be costly and delay our ability to pursue the Post-Investment Transaction.

If the proposals contemplated by the Purchase Agreement are not received at this Special Meeting, then we will be required to use our reasonable best efforts to call a Second Meeting within ninety (90) days of the date of the Special Meeting. The failure to obtain stockholder approval at the Special Meeting will result in additional cost and expense to us to hold an additional stockholder meeting, delay our ability to pursue and consummate a Post-Investment Transaction.

If stockholders approve the amendments to our Charter to increase the number of authorized common stock, then the availability of these additional authorized shares may result in greater dilution to our stockholders and/or affect the market price of our common stock.

If stockholders approve the Authorized Stock Increase Proposal from 200,000,000 shares to 1,000,000,000 shares and/or the Reverse Stock Split Proposal, which provides for an increased availability of authorized stock, then we will significantly increase the number of authorized shares of common stock that the Company may have the ability to issue in the future, which our Board will have discretion to issue, including, without limitation, in connection with future capital raise transactions, financings and business combinations. Stockholders will not have a right to approve any such issuances or transactions, unless required by our governing documents, Nasdaq Listing Rules or applicable law, and any such issuance of our common stock in the future may have a dilutive effect, including on earnings per share, on stockholders’ equity and/or voting rights. Furthermore, future sales of substantial amounts of our common stock, or the perception that these sales might occur, could adversely affect the prevailing market price of our common stock or limit our ability to raise additional capital.

We may be limited in our financing and business development activities if we are not able to increase the authorized shares of common stock.

If the Authorized Stock Increase Proposal that provides for an increase to the authorized common stock is not approved by our stockholders at the Special Meeting, we may not have sufficient shares of common stock to be able to access the capital markets, complete a Post-Investment Transaction, other strategic investment and/or acquisition, pursue corporate collaborations or partnerships, and/or pursue other business opportunities that are integral to executing our business strategy and our growth and success. Following the conversion of Preferred Stock to common stock, we would only have 84,817,291 shares of common stock that remain available for issuance. If the authorized stock is not increased, this may not be sufficient to carry out other strategic transactions such as capital raising, partnerships/collaborations, or the Post-Investment Transaction.

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Risks Related to Control of the Company

Our stockholders will have significantly reduced ownership and voting power as a result of the conversion of the shares Preferred Stock.

If the Change of Control Proposal and the Issuance Proposal is approval by the stockholders at the Special Meeting, then stockholders who owned shares of common stock prior to the conversion of the Preferred Stock will have a significantly lower percentage of ownership and correspondingly reduced voting power than they held immediately prior to the conversion. The shares of Preferred Stock upon conversion will represent in the aggregate 96.4% of the total number of shares of common stock expected to be outstanding on a fully diluted basis immediately after the conversion. Therefore, without taking into account future issuances of our securities (including pursuant to a Post-Investment Transaction), our stockholders prior to the conversion of the Preferred Stock will have significantly less ownership of our Company and voting power, and, therefore, they will have a substantially reduced ability to influence significant corporation decisions that require approval of holders of the outstanding common stock. Even if the foregoing proposals are not approved by the stockholders at the Special Meeting, Mr. Lazar may end up owning 19.99% of the outstanding common stock, which would grant him a significant voting power and dilute existing voting shares.

Mr. Lazar will have significant control and influence over our Company and corporate matters.

In addition to the ownership that will result in connection with the conversion the Preferred Stock, Mr. Lazar was appointed as the Chairman to our Board and began serving as our Co-Chief Executive Officer in connection with the closing of the Investment Transaction. At the closing of the Investment Transaction, Mr. Lazar was granted the right to appoint one additional individual to be appointed to the Board, which right was exercised by the appointment of Mr. Avraham Ben-Tzvi to the Board. Additionally, pursuant to the Purchase Agreement, Mr. Lazar received certain contractual rights involving the Board, which include a contractual right to recommend three (3) individuals to be nominated for election, which right was exercised with the nomination of Mr. Jabbour, Mr. McMurdo and Mr. Natan. Mr. Natan was appointed to the Board on January 7, 2026 with his term expiring at the 2026 annual meeting of shareholders whereas Mr. Jabbour and Mr. McMurdo were nominated for election at the Special Meeting. As a result of Mr. Lazar’s contractual Board rights and his positions as Chief Executive Officer and a director, Mr. Lazar will have input on all matters before our Board. Separately, due to his potential significant ownership of common stock, Mr. Lazar would also have the ability to exercise significant influence and control over the outcome of all matters requiring Board and stockholder approval, including the election of directors. As a result of Mr. Lazar’s voting power, we may determine that we are a “controlled company” as defined in the Nasdaq Listing Rule 5615 and, therefore, are not subject to the Nasdaq Listing Rules that would otherwise require us to have (a) a majority of independent directors; (b) director nominees selected, or recommended for the Board selection, either by a majority of the independent directors or a nominating committee composed solely of independent directors; (c) a nominating committee composed solely of independent directors; (d) compensation of our chief executive officer and all other officers determined by a majority of the independent directors or a compensation committee composed solely of independent directors; and/or (e) a compensation committee charter which provides the compensation committee with the authority and funding to retain compensation consultants and other advisors.

Risks Related to Reverse Stock Split

The proposed Reverse Stock Split, if effected, may not increase our stock price, and could lead to a decrease in our overall market capitalization.

On January 15, 2026, the closing sale price of our common stock on the Nasdaq was $3.02 per share of common stock. We expect that the Reverse Stock Split, if effected, will increase the per share trading price of our common stock. However, the market price per share of our common stock after the Reverse Stock Split may not rise (or remain constant) in proportion to the reduction in the number of shares of common stock outstanding before the Reverse Stock Split. We cannot predict the effect of the Reverse Stock Split on the per share trading price of our common stock, and the history of reverse stock splits for our Company and other companies is varied, particularly since some investors may view a reverse stock split negatively. In many cases, the market price of a company’s shares declines after a reverse stock split, or the market price of a company’s shares immediately after a reverse stock split does not reflect a proportionate or mathematical adjustment to the market price based on the ratio of the reverse stock split. Accordingly, our total market capitalization after a Reverse Stock Split may be lower than our total market capitalization before the Reverse Stock Split, and it is possible that a Reverse Stock Split may not result in a per share trading price that would attract investors who do not trade in lower priced stocks.

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Even if we implement the Reverse Stock Split, the per share trading price of our common stock may decrease due to factors unrelated to the Reverse Stock Split. Other factors, such as our financial results, market conditions and the market perception of our business, may adversely affect the per share trading price of our common stock. As a result, we cannot assure you that the Reverse Stock Split, if completed, will result in the benefits that we anticipate, that the per share trading price of our common stock will increase following the Reverse Stock Split or that the per share trading price of our common stock will not decrease in the future.

The proposed Reverse Stock Split, if effected, may decrease the liquidity of our common stock.

The liquidity of our common stock may be harmed by the proposed Reverse Stock Split, given the reduced number of shares that would be outstanding after the Reverse Stock Split, particularly if the per share trading price does not increase proportionately as a result of the Reverse Stock Split. While the Board believes that a higher stock price may help generate the interest of new investors, the Reverse Stock Split may not result in a per share price that will attract certain types of investors, such as institutional investors or investment funds, and such share price may not satisfy the investing guidelines of institutional investors or investment funds. As a result, the trading liquidity of our common stock may not improve as a result of a Reverse Stock Split and could be adversely affected by a higher per share price. Accordingly, the Reverse Stock Split may not increase marketability of our common stock. In addition, investors might consider the increased proportion of unissued authorized shares to issued shares to have an anti-takeover effect under certain circumstances, because the proportion allows for dilutive issuances that could prevent certain stockholders from changing the composition of the Board or render tender offers for a combination with another entity more difficult.

The proposed Reverse Stock Split, if effected, may result in some stockholders owning “odd lots” that may be more difficult to sell or require greater transaction costs per share to sell.

If the proposed Reverse Stock Split is implemented, it will increase the number of stockholders who own “odd lots” of less than 100 shares of common stock. A purchase or sale of less than 100 shares of common stock may result in incrementally higher trading costs through certain brokers, particularly “full service” brokers. Therefore, those stockholders who own less than 100 shares of our common stock following the Reverse Stock Split may be required to pay higher transaction costs if they sell their shares of common stock.

The proposed Reverse Stock Split, if effected, will result in a significant increase in our authorized common stock and may result in future dilution to our stockholders.

The Reverse Stock Split will reduce the number of outstanding shares of our common stock without a proportionate reduction in the number of shares of authorized but unissued common stock in our Charter (either currently 200,000,000 shares of common stock or 1,000,000,000 shares of common stock if stockholders approve the Increase in Authorized Stock Proposal providing for an increase in the authorized shares of common stock), which will give the Company a significantly larger number of authorized shares, as a percentage of total outstanding shares, available for future issuance without further stockholder action, except as may be required by applicable laws or the rules of any stock exchange on which our common stock is listed. Accordingly, as a result of our Company having available a significantly greater number of shares of common stock for future issuance due to the authorized but unissued shares in our Charter not proportionately adjusting as a result of the Reverse Stock Split, the ability to issue an even greater number of newly issued shares of common stock in the future may have a further dilutive effect on the ownership of existing stockholders.

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PROPOSALs TO BE VOTED ON

PROPOSAL 1: ELECTION OF DIRECTORS

Our Charter provides for a classified Board consisting of three (3) classes of directors, Class I, Class II and Class III, each with staggered three (3)-year terms. We currently have nine (9) directors on our Board. At each annual meeting of stockholders, the successors to directors whose terms then expire will be elected to serve from the time of election and qualification until the third annual meeting following the election. The current class structure is as follows: Class I, whose term will expire at the 2028 Annual Meeting of Stockholders; Class II, whose term will expire at the 2026 Annual Meeting of Stockholders; and Class III, whose term will expire at the 2027 Annual Meeting of Stockholders. The current Class I Directors are Mr. Lazar and Avraham Ben-Tzvi (each of whom were appointed to the Board in connection with the closing of the Investment Transaction), and Mark J. Gilbert; the current Class II Directors are William B. Hayes, David Natan and Anthony Maddaluna; and the current Class III Directors are Roger J. Pomerantz, Michael J. Newman and Jeffrey A. Meckler.

In connection with the appointments of Mr. Lazar and Mr. Ben-Tzvi at the closing of the Investment Transaction, former directors, Robert E. Martell and Hila Karah resigned from the Board as Class I directors.

Pursuant to the Investment Transaction, Mr. Lazar was granted a contractual right to recommend up to three additional individuals to be nominated for election to the Board. Mr. Lazar has recommended Jerome Jabbour, Matthew McMurdo and David Natan to be nominated to the Board. Upon the recommendation of the Nominating Committee, the Board selected and approved Jerome Jabbour and Matthew McMurdo (the “Lazar Nominees”) as nominees for election as Class I and Class III directors to serve until the 2028 and 2027 annual meetings of stockholders, respectively. Additionally, the Board approved David Natan to the Board effective January 7, 2026 as a Class II member to serve for a term ending at the 2026 annual meeting of stockholders. If the Lazar Nominees are successfully elected at the Special Meeting, our existing directors Mark Gilbert and Michael Newman have agreed to step down from the Board (the “Resigning Directors”) immediately following the Special Meeting.

Our Charter and Amended and Restated Bylaws (“Bylaws”) provide that the authorized number of directors may be changed from time to time by the Board. Any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of the directors. The division of our Board into three classes with staggered three-year terms may delay or prevent a change of our management or a change in control of our Company. Our directors may be removed only for cause by the affirmative vote of the holders of a majority of our outstanding voting stock entitled to vote in the election of directors.

If you submit a proxy but do not indicate any voting instructions, the persons named as proxies will vote the shares of common stock represented thereby for the election of Lazar Nominees. In the event that any of Jerome Jabbour and Matthew McMurdo should become unable to serve, or for good cause will not serve, as a director, it is intended that votes will be cast for a substitute nominee designated by the Board or the Board may elect to reduce its size. The Board has no reason to believe that Jerome Jabbour or Matthew McMurdo will be unable to serve if elected. Each of Jerome Jabbour and Matthew McMurdo has consented to being named in this Proxy Statement and to serve if elected.

Vote required

The proposal regarding the election of directors requires the approval of a plurality of the votes cast. This means that the two nominees receiving the highest number of affirmative “FOR” votes will be elected as Class I and Class III directors, as applicable.

Votes withheld and broker non-votes are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal.

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Recommendation of the Board of Directors

The Board of Directors unanimously recommends a vote FOR the election of each of the director nominees.

Nominees For Directors (terms to expire as indicated below)

The current nominees for election to the Board of Directors are as follows:

Name	Age	Class of Director	Expiration
Jerome Jabbour	51	Class I	2028 Annual Meeting
Matthew McMurdo	54	Class III	2027 Annual Meeting

The principal occupations and business experience, for at least the past five years, of each Director nominee for election at the Special Meeting are as follows:

Jerome D. Jabbour, JD is currently the Chairman and Chief Executive Officer of Matinas BioPharma Holdings, Inc. (NYSE AMER: MTNB). Mr. Jabbour was appointed Chief Executive Officer in March 2018 and was named Chairman in March 2025. He has served as Matinas’ President since March 2016. Prior to that he served as Matinas’ Executive Vice President, Chief Business Officer, General Counsel and Secretary since October 2013 and as one Matinas’ Directors from April 2012 until November 2013. Mr. Jabbour is also a co-Founder of Matinas Biopharma. Prior to joining Matinas, he was the Executive Vice President and General Counsel of Medimedia USA, or MediMedia, from 2012 to October 2013, a privately held diversified healthcare services company. Prior to MediMedia, he was the Senior Vice President, Head of Global Legal Affairs of Wockhardt Limited (2008-2012), a global pharmaceutical and biotechnology company, and Senior Counsel and Assistant Secretary at Reliant Pharmaceuticals (2004-2008). Earlier in his career, he held positions as Commercial Counsel at Alpharma, Inc. (2003-2004) and as a corporate associate at Lowenstein Sandler LLP (1999-2003). Mr. Jabbour earned his JD from Seton Hall University School of Law in New Jersey and a B.A. in Psychology from Loyola University in Baltimore. He is a member of the New Jersey Bar as well as the Bar of the Supreme Court of the United States. Mr. Jabbour’s background as an executive, attorney, and his experience working with public companies make him qualified to serve on our Board.

Matthew C. McMurdo joined the Company as Vice President, New Strategies effective January 15, 2026. Mr. McMurdo has been a consultant for Activist Investing, LLC since 2023 and has served as Managing Member of McMurdo Law Group, LLC, a corporate law practice, since 2010. Previously, Mr. McMurdo was a Partner at Nannarone & McMurdo, LLP, a boutique law firm, from 2008 to 2010. In addition, Mr. McMurdo served as General Counsel of Berkley Asset Management LLC, the general partner of a real estate fund focused on opportunistic and distressed real estate assets, from 2011 to 2013. Mr. McMurdo was Of-Counsel at Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., from 2007 to 2008 and an associate at Greenberg Traurig, LLP from 2006 to 2007. Mr. McMurdo served on the Board of Directors, and on the audit and nomination committee, and chairman of the compensation committee of Black Titan Corp. (NASDAQ: BTTC) (formerly, Titan Pharmaceuticals Inc. (NASDAQ: TTNP)) from 2022 to 2024. He also served as a Director at FiEE, Inc. (NASDAQ: FIEE) (formerly, Minim, Inc. (NASDAQ: MINM)) from 2023 to 2025 and as Director at Bio Green Med Solution Inc. (NASDAQ: BGMS) (formerly Cyclacel Pharmaceuticals, Inc.) (NASDAQ: CYCC) from January 2, 2025 through February 26, 2025. Mr. McMurdo also served on the board of directors of OpGen, Inc. (OTC: OPGN) from March 2024 to August 2024. Mr. McMurdo holds a B.S. in Finance from Lehigh University and a J.D., cum laude, from Benjamin N. Cardozo School of Law. Mr. McMurdo’s extensive experience as an attorney, executive and consulting roles, and prior board positions with public companies makes him qualified to serve on our Board. On September 20, 2024, Mr. McMurdo entered into an order (the “Order”) with the Securities and Exchange Commission (the “SEC”), which order finds that Mr. McMurdo engaged in improper professional conduct within the meaning of Section 4C(a)(2) of the Securities and Exchange Act of 1934 and Rule 102(e)(1)(ii) of the SEC’s Rules of Practice. The Order relates to Mr. McMurdo’s engagement as counsel for a non-SEC reporting public company from 2016 through 2021 and finds, among other things, that Mr. McMurdo prepared, signed, and issued attorney letters for current information containing false or misleading information to support the continued listing of the company on OTC Markets. Mr. McMurdo agreed to the entry of the Order suspending him from appearing and practicing before the SEC as an attorney. Under the Order, McMurdo is permitted to apply for reinstatement after one year. Mr. McMurdo is not yet reinstated as of the date of this Proxy Statement.

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Continuing members of the Board of Directors:

Class I Directors (terms to expire at the 2028 Annual Meeting)

The current members of the Board of Directors who are Class I Directors are as follows:

Name	Age	Served as a Director Since	Position with Indaptus
David E. Lazar	35	December 2025	Chairman
Avraham Ben-Tzvi	55	December 2025	Director
Mark J. Gilbert*	65	2021	Director

* Mr. Gilbert will be resigning immediately upon the completion of the Special Meeting subject to election of Lazar Nominees.

The principal occupations and business experience, for at least the past five years, of each Class I Directors are as follows:

David E. Lazar has served on our Board since December 2025 and was appointed in connection with the closing of the Investment Transaction. Mr. Lazar has served as the CEO and Chairman of Kala Bio Inc. (NASDAQ: KALA) since December 2025. Mr. Lazar previously served as Chief Executive Officer of Novabay Pharmaceuticals, Inc. (NASDAQ: NBY) from August - November 2025. Prior to that, Mr. Lazar served as director on the board of directors of FiEE, Inc. (NASDAQ: FIEE) (formerly Minim, Inc.) where he also served as the Chief Executive Officer and Chief Financial Officer from December 2023 to February 2025. Mr. Lazar served as interim Chief Executive Officer and principal financial officer of Bio Green Med Solution Inc. (NASDAQ: BGMS) (formerly Cyclacel Pharmaceuticals, Inc.), from January 2, 2025 through February 26, 2025. Mr. Lazar served as the Chief Executive Officer of Black Titan Corporation listed on Nasdaq (NASDAQ: BTTC) (formerly Titan Pharmaceuticals, Inc.) from August 2022 to April 2024, where he also served as a director and board chairman from August 2022 until October 2023. Mr. Lazar also served as the chief executive officer and chairman of the board of directors of OpGen, Inc. (OTC: OPGN) from March 2024 to August 2024. Mr. Lazar also served as the president and a member of the board of directors of LQR House Inc. (NASDAQ: YHC) from October 2024 to April 2025. Mr. Lazar served as the Chief Executive Officer of Activist Investing from March 2018 to April 2022. The Board believes that Mr. Lazar’s expertise as an investor with a diverse knowledge of capital markets and experience leading public companies qualifies him to serve as a member of the Company’s Board of Directors.

Avraham Ben-Tzvi is the founder of ABZ Law Office, a boutique Israeli law firm specializing in corporate & securities laws, commercial law & contracts, and various civil law matters, as well as providing outsourced general counsel services for publicly traded as well as private companies and corporations, which he established in January 2017. Mr. Ben-Tzvi served as Chief Legal Officer and General Counsel of Purple Biotech Ltd. (formerly Kitov Pharma Ltd.) (NASDAQ/TASE: PPBT), a clinical-stage company advancing first-in-class therapies to overcome tumor immune evasion and drug resistance, from November 2015 until April 2020. Prior to that, Mr. Ben-Tzvi served as General Counsel and Company Secretary at Medigus Ltd. (NASDAQ/TASE: MDGS), a minimally invasive endosurgical tools medical device and miniaturized imaging equipment company, from April 2014 until November 2015. Prior to that he served as an attorney at one of Israel’s leading international law firms where, amongst other corporate and commercial work, he advised companies and underwriters on various offerings by Israeli companies listing in the US and on various SEC related filings. Prior to becoming a lawyer, Mr. Ben-Tzvi worked in several business development, corporate finance and banking roles at companies in the financial services, lithium battery manufacturing and software development industries. Mr. Ben-Tzvi has been serving as a member of the Board of Directors of Black Titan Corporation (NASDAQ: BTTC), a distributor of human capital management software solutions in Southeast Asia, since October 1, 2025, following the completion of a merger with Titan Pharmaceuticals Inc. where he served as a director between August 2022 and the completion of the merger with Black Titan Corporation on October 1, 2025. Between January 5, 2025 and April 2, 2025, Mr. Ben-Tzvi served as a member of the Board of Directors of Cyclacel Pharmaceuticals Inc. (NASDAQ: CYCC) a pharmaceuticals development company. Between October 15, 2024 and December 19, 2024, Mr. Ben-Tzvi served as a member of the Board of Directors of LQR House, Inc. (NASDAQ: YHC), a company in the wine and spirits e commerce sector. Between March 25, 2024 and August 2, 2024, Mr. Ben-Tzvi served as a member of the Board of Directors of OpGen, Inc. (NASDAQ: OPGN), a precision medicine company. Between December 2023 and February 2025, Mr. Ben-Tzvi served as a member of the Board of Directors of Minim, Inc. (NASDAQ: MINM), a company which delivered smart software-driven communications products under the globally recognized Motorola brand and Minim® trademark. Mr. Ben-Tzvi holds a B.A., magna cum laude, in Economics from Yeshiva University in New York and an L.L.B., magna cum laude from Sha’arei Mishpat College of Law in Hod HaSharon, Israel. Mr. Ben-Tzvi is a licensed attorney and member of the Israel Bar Association and is also licensed as a Notary by the Israeli Ministry of Justice. We believe that Mr. Tzvi’s profession as a lawyer in Israel and his experience of working with companies having American and Israeli presence qualifies him to serve as a member of the Company’s Board of Directors. On January 20, 2026, the Company entered into a consulting agreement with N.L.T. Management and Asset Holdings Company Ltd., an entity affiliated with Mr. Ben-Tzvi, pursuant to which Mr. Ben-Tzvi will offer general business advice and services pertaining to business development activities and potential ongoing operations to the Company. Pursuant to the consulting agreement, Mr. Ben-Tzvi will receive $41,000 per year in consulting fees (paid on monthly basis), a $50,000 signing bonus in cash, and 25,000 shares of restricted stock that vested 100% on the date of grant.

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Mark J. Gilbert has served on our board of directors since November 2021. Dr. Gilbert brings more than 30 years of experience in global medical and clinical research and development, and management of medical affairs. From March 2019 to March 2022, Dr. Gilbert served as Executive Vice President of Research and Development at Acepodia, Inc., a clinical-stage biotechnology company addressing gaps in cancer care and since June 2021, Dr. Gilbert has served as a Clinical Development Advisor to Decoy Biosystems, Inc., the Company’s wholly owned-subsidiary. In addition, from October 2020 to January 2024, Dr. Gilbert served as the Chairman of the Scientific Advisory Board at Inceptor Bio, LLC, a biotechnology company developing multiple next- generation cell and gene therapy platforms for underserved and difficult-to-treat cancers, after January 2024 he remains an SAB member, and from October 2020, he serves as a Strategic Advisor at Kineticos Ventures, a firm providing advisory services and capital to emerging life sciences firms. Prior to these positions, between November 2013 and January 2020, Dr. Gilbert was the Chief Medical Officer of Juno Therapeutics Inc., a biopharmaceutical company, where he led the clinical development of some of the first CAR-T cell therapies. Before that, Dr. Gilbert held leadership positions at Bayer Schering Pharma AG, where he served as Vice President and Head of Global Clinical Development, Therapeutic Area Oncology; Berlex Pharmaceuticals, Inc., where he served as Vice President of Medical Affairs, Oncology, and Vice President and Head of Global Medical Development Group, Oncology; and Immunex Corporation, where he served as Senior Medical Director, Clinical Research and Development. Between May 2019 and May 2021, Dr. Gilbert served as an Independent Director of Silicon Therapeutics, Inc., a fully integrated drug design and development company. Dr. Gilbert earned a Bachelor of Science degree in Biochemistry from the University of Iowa and a Medical Doctor degree from the University of Iowa College of Medicine. He trained in internal medicine, infectious disease and medical oncology at the University of California, San Francisco, and the University of Washington, respectively. We believe Dr. Gilbert is qualified to serve on our board of directors because of his significant scientific and executive in drug development and in the pharmaceutical industry.

Class II Directors (terms to expire at the 2026 Annual Meeting)

Name	Age	Served as a Director Since	Position with Indaptus
William B. Hayes	60	2021	Director
Anthony Maddaluna	73	2021	Director
David Natan	72	January 2026	Director

The principal occupation and business experience, for at least the past five years, of the Class II Director is as follows:

William B. Hayes has served on our board since July 2021 and previously served on Intec Israel’s board of directors since June 2018 until the Merger. Most recently, Mr. Hayes was Executive Vice President, Chief Financial Officer and Treasurer of Laboratory Corporation of America Holdings (LabCorp) (NYSE: LH), a diagnostics laboratory company. Mr. Hayes joined LabCorp in 1996, where he was responsible for day-to-day operations of the revenue cycle function. He rose through a series of promotions and in 2005 was named Executive Vice President, Chief Financial Officer and Treasurer of LabCorp, a role he held until his retirement in 2014. Prior to LabCorp, Mr. Hayes was at KPMG for nine years in their audit department. Since October 2019, Mr. Hayes has served on the board of Builders FirstSource, a supplier and manufacturer of building materials (Nasdaq: BLDR), and currently chairs its audit committee. Previously, Mr. Hayes served as a director from March 2016 for Patheon N.V. (NYSE: PTHN), a pharmaceutical manufacturing company, until its acquisition by Thermo Fisher in late 2017. Mr. Hayes holds a Bachelor of Science in accounting from the University of North Carolina at Greensboro. We believe Mr. Hayes is qualified to serve on our board of directors because of his accounting background and experience serving on public company boards.

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Anthony J. Maddaluna has served on our board since July 2021 and previously served on Intec Israel’s board of directors since December 2017 until the Merger. Mr. Maddaluna has more than 40 years of experience in the pharmaceutical manufacturing industry, including leadership positions in plants, regions and globally. From January 2011 to December 2016, Mr. Maddaluna held a series of positions at Pfizer Inc., most recently serving as the Executive Vice President and President of Pfizer Global Supply. Prior to that Mr. Maddaluna served as Senior Vice President of Pfizer Global Manufacturing Strategy and Supply Network Transformation from 2008 until 2011, and as Vice President of Pfizer Global Manufacturing Europe Area from 1998 until 2008. Mr. Maddaluna served as a director of Albany Molecular Research Inc. from February 2016 until its acquisition by The Carlyle Group and GTCR in August 2017 and currently serves on the board of managers for the private company. Mr. Maddaluna holds a B.S. in Chemical Engineering from Northeastern University and an M.B.A. from Southern Illinois University. We believe Mr. Maddaluna is qualified to serve on our board of directors because of his extensive experience in the pharmaceutical manufacturing industry, including his service at Pfizer, and his experience serving on company boards.

David Natan currently serves as President and Chief Executive Officer of Natan & Associates, LLC, a consulting firm offering chief financial officer services to public and private companies in a variety of industries, both domestically and internationally, since 2007. From 2010 to May 2020, Mr. Natan served as Chief Executive Officer of ForceField Energy, Inc. (OTCMKTS: FNRG), a company focused on the solar industry and LED lighting products sourced from China. From February 2002 to November 2007, Mr. Natan served as Executive Vice President of Reporting and Chief Financial Officer of Pharma Net Development Group, Inc., a drug development services and clinical trials company, and, from June 1995 to February 2002, as Chief Financial Officer and Vice President of Global Technovations, Inc., a manufacturer and marketer of oil analysis instruments and speakers and speaker components. Prior to that, Mr. Natan served various roles in increasing responsibility with Deloitte & Touche LLP, a global accounting and consulting firm. Mr. Natan currently serves as a member of the Board of Directors and Chair of the Audit Committee of Sunshine Biopharma, Inc. (Nasdaq: SBFM), a pharmaceutical and nutritional supplement company, since February 2022. Additionally, since April 2024, Mr. Natan has served as a member of the Board of Directors and Audit Committee Chair of FIEE, Inc., a technology company specializing in SAAS solutions and Al software development, primarily in Hong Kong. Previously, Mr. Natan has served as a director for the following public companies: Global Technovations, Forcefield Energy, Black Titan (Nasdaq: BTTC), Vivakor Inc. (Nasdaq: VIVK), Net Brands Corp. (OTC: NBND), OpGen Inc. (OTC: OPGN), and Bio Green Med Solutions (Nasdaq: BGMS). Mr. Natan is a CPA (inactive), holds a B.A. in Economics from Boston University, and was appointed to Omicron Delta Epsilon, an international honor society in the field of Economics. Mr. Natan’s extensive experience as an executive, his background in finance, and his exposure to public companies qualifies him to be on our Board.

Class III Directors (terms to expire at the 2027 Annual Meeting)

The current members of the Board of Directors who are Class III Directors are as follows:

Name	Age	Served as a Director Since	Position with Indaptus
Roger J. Pomerantz, M.D., F.A.C.P.	68	2021	Director
Jeffrey A. Meckler	59	2021	Chief Executive Officer and Director
Michael J. Newman, Ph.D.	70	2021	Director

* Mr. Newman will be resigning immediately upon the completion of the Special Meeting subject to election of Lazar Nominees.

The principal occupations and business experience, for at least the past five years, of each Class III Director are as follows:

Dr. Roger J. Pomerantz has served as our Chairman since July 2021 and previously served on Intec Israel’s board of directors from March 2018 until the Merger. Dr. Pomerantz served as Chairman and Chief Executive Officer of Contrafect Corporation (Nasdaq: CFRX) from April 2019 to November 2023. Prior to that, he served as Vice Chairman of Contrafect from May 2014 to April 2019. Previously, Dr. Pomerantz was a Venture Partner at Flagship Pioneering from 2014 through 2019. In addition, from November 2013 to December 2019, Dr. Pomerantz served as Chairman of the board of directors of Seres Therapeutics, Inc. (Nasdaq: MCRB), a biotechnology company, and as its President and Chief Executive Officer from June 2014 to January 2019. Prior to joining Seres, Dr. Pomerantz was Worldwide Head of Licensing & Acquisitions, Senior Vice President at Merck & Co., Inc., where he oversaw all licensing and acquisitions at Merck Research Laboratories, including external research, out-licensing regional deals, and academic alliances. Previously, he served as Senior Vice President and Global Franchise Head of Infectious Diseases at Merck. Prior to joining Merck, Dr. Pomerantz was Global Head of Infectious Diseases for J&J. Dr. Pomerantz has. Since February 2020, he served as Chairman of Collplant Biotechnologies (Nasdaq: CLPT), since May 2022 he served as Vice Chairman of Enlivex Therapeutics Ltd. (Nasdaq: ENLV), and was previously a member of the board of directors of Viracta (Nasdaq: VIRX) from June 2020 until December 2024, Rubius Therapeutics (Nasdaq: RUBY) from 2014 to 2019 and Evelo Therapeutics (Nasdaq: EVLO) from 2015 to 2016. Dr. Pomerantz earned his B.A. in biochemistry at the Johns Hopkins University and his M.D. at the Johns Hopkins School of Medicine. He completed his internal medicine internship and residency training, and his subspecialty clinical and research training in infectious diseases and virology at the Massachusetts General Hospital of Harvard Medical School. His post-doctoral research training in molecular retrovirology was obtained at both Harvard Medical School and the Whitehead Institute of the Massachusetts Institute of Technology (MIT). Dr. Pomerantz also served as the Chief Resident at the Massachusetts General Hospital. Following his medical-scientist training, he was an Endowed, Tenured Professor of Medicine and Molecular Pharmacology and Chairman of the Infectious Diseases Department of Thomas Jefferson University in Philadelphia. Dr. Pomerantz is an internationally recognized expert in HIV molecular pathogenesis and latency. He has developed ten approved infectious disease drugs in important diseases including HIV, HCV, tuberculosis, and Clostridium difficile infection. We believe Dr. Pomerantz is qualified to serve on our board of directors because of his significant scientific, executive and board leadership experience in drug development and in the pharmaceutical industry.

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Jeffrey A. Meckler has served as our Chief Executive Officer since July 2021 and member of our board of directors since inception in February 2021. Previously, Mr. Meckler served as our sole officer from inception to July 2021, Intec Israel’s Vice Chairman of the board of directors from April 2017, as Intec Israel’s Chief Executive Officer from July 2017 and as President and Secretary and director of Intec Parent, Inc. from March 2021 until the Merger. Mr. Meckler has served on numerous public and private corporate boards and since October 2014 has served as a director of Travere Therapeutics (Nasdaq: TVTX). Mr. Meckler served as Chief Executive Officer and a director of CoCrystal Pharma, Inc., a pharmaceutical company, from April 2015 to July 2016. He has also served as a director of QLT, Inc. (Nasdaq: QLTI), a biotechnology company, from June 2012 to November 2016, as well as the Managing Director of The Andra Group, a life sciences consulting firm since 2009. Mr. Meckler also served as Chief Executive Officer of Trieber Therapeutics from January 2017 to July 2017. Earlier in his career, Mr. Meckler held a series of positions at Pfizer Inc. in manufacturing systems, market research, business development, strategic planning and corporate finance, which included playing a significant role in acquisitions and divestitures. Mr. Meckler is the past President and continues to serve on the board of directors of Children of Bellevue, a non-profit organization focused on advocating and developing pediatric programs at Bellevue Hospital Center. Mr. Meckler holds a B.S. in Industrial Management and M.S. in Industrial Administration from Carnegie Mellon University. In addition, Mr. Meckler received his J.D. from Fordham University School of Law. We believe that Mr. Meckler is qualified to serve on our board of directors because of his extensive executive leadership experience in the biopharmaceutical industry, including his service at Pfizer, and his experience serving on public company boards.

Michael J. Newman, Ph.D. has served as our Chief Scientific Officer and a member of our board of directors since August 2021. Dr. Newman is a pharmaceutical/biotechnology executive with over 40 years of experience carrying out and managing oncology research and development, in addition to undergraduate and graduate research and training in microbiology. He was the Founder, President, Chief Executive Officer and a member of the board of directors of Decoy (from August 2013 to August 2021). His previous positions also include faculty appointments in Biochemistry at Brandeis University (from 1984 to 1987) and the Roche Institute of Molecular Biology (from 1987 to 1992), Senior Associate Director of Oncology at Sandoz Pharmaceuticals (world-wide head of Cancer Biology), and Executive Director of Oncology at Novartis Pharmaceuticals (Head of Cancer Biology in the U.S.) (from 1992 to 1997), and senior management at several Biotechnology companies (from 1998 to 2012). Dr. Newman received a bachelor’s degree in Biology from the University of California at San Diego, a Ph.D. in Cell and Developmental Biology from Harvard Medical School (National Science Foundation Pre-Doctoral Fellow), and carried out post-doctoral research at Cornell University. We believe that Dr. Newman is qualified to serve on our board of directors because of his extensive scientific and research background, as well as his experience as founder and CEO of Decoy.

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CORPORATE GOVERNANCE

General

Our Board of Directors has adopted a Code of Business Conduct and Ethics and charters for our Nominating Committee, Audit Committee and Compensation Committee to assist the Board of Directors in the exercise of its responsibilities and to serve as a framework for the effective governance of the Company. You can access our Code of Business Conduct and Ethics and our current committee charters in the “Corporate Governance” section of the “Investors” page of our website located at www.indaptusrx.com, or by writing to our Secretary at our offices at 3 Columbus Circle, 15th Floor, New York, NY 10019.

Board Composition

Our Board of Directors currently consists of nine members: Avraham Ben-Tzvi, Mark J. Gilbert M.D., William B. Hayes, David E. Lazar, Anthony Maddaluna, Jeffrey A. Meckler, David Natan, Michael J. Newman, Ph.D. and Roger J. Pomerantz, M.D., F.A.C.P. As set forth in our Charter, the Board of Directors is currently divided into three classes with staggered, three-year terms. At each annual meeting of stockholders, the successors to directors whose terms then expire will be elected to serve from the time of election and qualification until the third annual meeting following election. Our Charter and Bylaws provide that the authorized number of directors may be changed only by resolution of the Board of Directors. Any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of the directors. The division of our Board of Directors into three classes with staggered three-year terms may delay or prevent a change of our management or a change in control of our Company. Our directors may be removed only for cause by the affirmative vote of the holders of a majority in voting power of the outstanding shares of our capital stock entitled to vote in the election of directors.

Director Independence

Mr. McMurdo (director nominee), Mr. Meckler, Mr. Lazar, Mr. Newman and Mr. Ben-Tzvi do not qualify as “independent” in accordance with the listing requirements of Nasdaq whereas Mr. Gilbert, Mr. Hayes, Mr. Jabbour (director nominee), Mr. Maddaluna, Mr. Natan, and Dr. Pomerantz qualify as independent directors under Nasdaq’s definition of independence. The Nasdaq independence definition includes a series of objective tests, including that the director is not, and has not been for at least three years, one of our employees and that neither the director nor any of his family members has engaged in various types of business dealings with us. In addition, as required by Nasdaq rules, our Board of Directors has made a subjective determination as to each independent director or director nominee that no relationships exist, which, in the opinion of our Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director or director nominee. In making these determinations, our Board of Directors reviewed and discussed information provided by the directors/director nominees and us with regard to each director’s/director nominee’s business and personal activities and relationships as they may relate to us and our management. There are no family relationships among any of our directors and director nominees or executive officers. Following the election of the Lazar Nominees, the Company will be in compliance with Nasdaq’s independence requirements applicable to directors and to committee members.

Director Candidates

The Nominating Committee is primarily responsible for recommending to the Board nominees for election as director, and the Board is responsible for selecting nominees for election. In identifying director candidates for the Board, the Nominating Committee may solicit current directors and executives of the Company for the names of potentially qualified candidates or ask directors and executives to pursue their own business contacts for the names of potentially qualified candidates. The Nominating Committee may also consult with outside advisors or retain search firms to assist in the search for qualified candidates, or consider director candidates recommended by our stockholders. Once potential candidates are identified, the Nominating Committee reviews the backgrounds and qualifications of those candidates in light of the function and needs of the Board, evaluates candidates’ independence from the Company and potential conflicts of interest and determines if candidates meet the qualifications desired by the Nominating Committee for candidates for election as a director. The Nominating Committee and the Board utilize the same criteria for evaluating candidates regardless of the source of the referral.

Stockholder recommendations of director candidates should be addressed to the Nominating Committee in care of the Secretary, c/o Indaptus Therapeutics, Inc., 3 Columbus Circle, 15th Floor, New York, NY 10019. In the event there is a vacancy, and assuming that appropriate biographical and background material has been provided on a timely basis, the Nominating Committee will evaluate stockholder-recommended candidates by following substantially the same process, and applying substantially the same criteria, as it follows for candidates submitted by others.

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To date, the Nominating Committee has not adopted a formal policy with respect to a fixed set of specific minimum qualifications for its candidates for membership on the Board. Instead, when considering candidates for director, the Nominating Committee will generally consider all of the relevant qualifications of Board members, including such factors such as the candidate’s relevant expertise upon which to be able to offer advice and guidance to management, having sufficient time to devote to the affairs of the Company, demonstrated excellence in his or her field, having relevant financial or accounting expertise, having the ability to exercise sound business judgment, having the commitment to rigorously represent the long-term interests of our shareholders and whether the director candidates will be independent for purposes of the Nasdaq listing standards, as well as the current needs of the Board and the Company.

In addition, while it does not have a formal policy on the Board’s diversity, the Nominating Committee will take into account a broad range of diversity considerations when assessing director candidates, including individual backgrounds and skill sets, professional experiences and other factors that contribute to the Board having an appropriate range of expertise, talents, experiences and viewpoints. When considering any candidate or nominee to serve on the Board, the Nominating Committee shall seek to attain diversity and balance among directors of race, gender, geography, thought, viewpoints, backgrounds, skills, experience, and expertise from, among other areas, professional and academic areas relevant to the Company’s area of focus.

Communications from Stockholders

Stockholders who wish to communicate with a member or member(s) of the Board, including a specified Board committee or the independent directors as a group or the full Board may do so by the following means:

Mail:	c/o Chief Financial Officer and Secretary
Chairman of the Board
Indaptus Therapeutics, Inc.
3 Columbus Circle, 15th Floor
New York, NY 10019

Email:	nir@indaptusrx.com

Each communication should specify the applicable addressee or addressees to be contacted as well as the general topic of the communication. Our Secretary will forward such correspondence to the Chairman of the Board, who will initially receive and process communications before forwarding them to the specified addressee(s). The Chairman of the Board generally will not forward to the directors a communication that he determines to be primarily commercial in nature or related to an improper or irrelevant topic, or that requests general information about us. Concerns about questionable accounting or auditing matters or possible violations of the Indaptus Code of Business Conduct and Ethics should be reported pursuant to the procedures outlined in the Code of Business Conduct and Ethics, which is available on the Investors page of the Company’s website under “Governance Highlights”.

Board Leadership Structure

Our Board is committed to promoting effective, independent governance of the Company. Our Board believes it is in the best interests of the stockholders and the Company for the Board to have the flexibility to select the best director to serve as Chairman at any given time, regardless of whether that director is an independent director or the Chief Executive Officer. Consequently, we do not have a policy governing whether the roles of Chairman of the Board and Chief Executive Officer should be separate or combined. This decision is made by our Board, based on the best interests of the Company considering the circumstances at the time.

Following the Investment Transaction, the Company appointed David E. Lazar as the Chairman and Co-Chief Executive Officer of the Company. The Board believes that in light of the Company’s plans to pursue a Post-Investment Transaction and Mr. Lazar’s foreseeable involvement in the same, Mr. Lazar, in his capacity as the Co-Chief Executive Officer is best situated to serve as Chairman because he, together with Jeffrey Meckler, the other Co-Chief Executive Officer, is the director most familiar with the Company’s business and industry, and most capable of effectively identifying strategic priorities and leading the discussion and execution of strategy. The independent directors can then use their collective experience, oversight, and expertise to bear in determining the strategies and priorities the Company should follow. The Board believes that the combined role of Chairman and co-CEO will promote the best interests of the Company and will make the best use of the expertise of the Chairman/co-CEO and his unique insights into the challenges facing the Company, the opportunities available to the Company, and the operations of the Company. Together, we expect that the Chairman/co-CEO and independent directors will develop the strategic direction of the Company. The Board believes that this is the appropriate balance of having a fully informed Chairman and independent oversight.

However, our Board of Directors will continue to periodically review our leadership structure and may make such changes in the future as it deems appropriate.

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Role of the Board in Risk Oversight

One of the key functions of our Board is informed oversight of our risk management process. Our Board does not have a standing risk management committee, but rather administers this oversight function directly through our Board as a whole, as well as through various standing committees of our Board that address risks inherent in their respective areas of oversight. In particular, our Board is responsible for monitoring and assessing strategic risk exposure. Our Board considers cybersecurity risk as part of its risk oversight function and oversees our cybersecurity and other information technology risks and management’s implementation of our cybersecurity risk management program. Our Audit Committee has the responsibility to consider and discuss our major financial risk exposures and the steps management will take to monitor and control such exposures, including guidelines and policies to govern the process by which risk assessment and management is undertaken. The Audit Committee also monitors compliance with legal and regulatory requirements and considers and approves or disapproves any related person transactions. Our Compensation Committee assesses and monitors whether our compensation plans, policies and programs comply with applicable legal and regulatory requirements. The Board does not believe that its role in the oversight of our risks affects the Board’s leadership structure.

Clawback Policy

Our Board of Directors has adopted a Policy for Recovery of Erroneously Awarded Compensation (the “Clawback Policy”), in accordance with the Nasdaq listing standards and Exchange Act Rule 10D-1, which applies to our current and former executive officers. Under the Clawback Policy, we are required to recoup the amount of any Erroneously Awarded Compensation (as defined in the Clawback Policy) on a pre-tax basis within a specified lookback period in the event of any Financial Restatement (as defined in the Clawback Policy), subject to limited impracticability exception.

Code of Ethics

We have a written Code of Business Conduct and Ethics that applies to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. We have posted a current copy of the Code of Business Conduct and Ethics on our website, www.indaptusrx.com, in the “Investors” section under “Corporate Governance.” In addition, we intend to post on our website all disclosures that are required by law or the rules of Nasdaq concerning any amendments to, or waivers from, any provision of the Code of Business Conduct and Ethics.

Insider Trading Policy

We have adopted an insider trading policy that governs the purchase, sale, and/or other transactions of our securities by our directors, officers and certain other covered persons, and which is reasonably designed to promote compliance with applicable insider trading laws, rules and regulations, and any listing standards applicable to us. A copy of our insider trading policy is filed as Exhibit 19.1 to the 2024 Annual Report. In addition, with regard to any trading in our own securities, it is our policy to comply with the federal securities laws and the applicable exchange listing requirements.

Anti-Hedging Policy

Our insider trading policy prohibits our directors, officers and employees and any entities they control from engaging in short sales and transactions in put or call options and other forms of hedging or monetization transactions, such as zero-cost collars and forward sale contracts, and other similar transactions, unless such transaction has been pre-approved by the Chief Financial Officer.

Attendance by Members of the Board of Directors at Meetings

There were seven meetings of the Board of Directors during the fiscal year ended December 31, 2025. During the fiscal year ended December 31, 2025, each director attended at least 75% of the aggregate of (i) all meetings of the Board of Directors and (ii) all meetings of the committees on which the director served during the period in which he or she served as a director. We do not maintain a formal policy regarding director attendance at the Annual Meeting; however, members of our Board of Directors are encouraged to attend. One of our directors then serving attended the 2025 Annual Meeting of Stockholders.

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COMMITTEES OF THE BOARD

Our Board has established four standing committees—Audit, Compensation, Nominating, and Science and Technology. Each of Audit, Compensation and Nominating Committee operates under a written charter that has been approved by our Board.

The members of each of the Board committees and committee Chairpersons are set forth in the following chart.

Name	Audit	Compensation	Nominating	Science and Technology
Mark J. Gilbert, M.D.*				X
William B. Hayes	Chairperson	X
David Natan	X
Anthony J. Maddaluna		Chairperson	X	X
Roger Pomerantz, M.D., F.A.C.P.	X		Chairperson
Michael J. Newman, Ph.D.*				Chairperson

* Each of Messrs. Gilbert and Newman will resign from the Board immediately following the Special Meeting subject to election of the Lazar Nominees at the Special Meeting.

Audit Committee

Our Audit Committee’s responsibilities include:

●	appointing, approving the compensation of, and assessing the independence of our independent registered public accounting firm;

●	monitoring the rotation of the partners of our independent registered public accounting firm on our audit engagement team and considering periodically the rotation of auditing firms;

●	overseeing the work of our independent registered public accounting firm;

●	reviewing and discussing with management and the independent registered public accounting firm the results of the annual audit, including our annual financial statements and related disclosures, and the results of the review by the independent registered public accounting firm of our quarterly financial statements and related disclosures;

●	discussing with management and the independent registered public accounting firm the adequacy of our internal control over financial reporting, disclosure controls and procedures, compliance with legal and regulatory requirements, and code of business conduct and ethics;

●	discussing with management and the independent registered public accounting firm our risk management policies;

●	establishing policies regarding hiring employees from the independent registered public accounting firm and procedures for the receipt and retention of accounting related complaints and concerns;

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●	meeting independently with our independent registered public accounting firm and management;

●	reviewing and providing oversight of any related person transactions, including establishing such policies and procedures as appropriate to facilitate such review; and

●	preparing the audit committee report required by the SEC rules.

The Audit Committee charter is available on the Investors page of our website at www.indaptusrx.com. The members of the Audit Committee are Mr. Hayes, Mr. Natan, and Dr. Pomerantz. Mr. Hayes serves as the Chairperson of the committee. Our Board has affirmatively determined that each of Mr. Hayes, Mr. Natan and Dr. Pomerantz is independent for purposes of serving on an audit committee under Rule 10A-3 promulgated under the Exchange Act and the Nasdaq Rules, including those related to Audit Committee membership.

The members of our Audit Committee meet the requirements for financial literacy under the applicable Nasdaq rules. In addition, our Board of Directors has determined that Mr. Hayes qualifies as an “audit committee financial expert,” as such term is defined in Item 407(d)(5) of Regulation S-K, and under the similar Nasdaq Rules requirement that the Audit Committee have a financially sophisticated member.

The Audit Committee met four times in 2025.

Compensation Committee

Our Compensation Committee is responsible for assisting the Board in the discharge of its oversight responsibilities relating to the evaluation of our executive officers (including the Chief Executive Officer), determining the compensation of our executive officers, and overseeing the management of risks associated therewith. In fulfilling its purpose, our Compensation Committee has the following principal duties:

●	reviewing and approving, or recommending for approval by the Board, our overall compensation strategy and policies, including evaluating risks associated with our compensation policies and practices;

●	reviewing and approving, or recommending for approval by the Board, the compensation of our CEO and our other executive officers;

●	overseeing and administering our cash and equity incentive plans;

●	reviewing and making recommendations to the Board of Directors with respect to non-employee director compensation;

●	reviewing and discussing annually with management our “Compensation Discussion and Analysis,” to the extent required; and

●	preparing the annual compensation committee report, to the extent required by SEC rules.

The Compensation Committee generally considers the Chief Executive Officer’s recommendations when making decisions regarding the compensation of executive officers (other than the Chief Executive Officer). Pursuant to the Compensation Committee’s charter, which is available on the Investors page of our website at www.indaptusrx.com, the Compensation Committee has the authority to retain or obtain the advice of compensation consultants, legal counsel and other advisors to assist in carrying out its responsibilities.

The Compensation Committee did not engage the services of a compensation consultant in 2025.

The Compensation Committee may delegate its authority under its charter to one or more subcommittees as it deems appropriate from time to time. The Compensation Committee may also delegate to an officer the authority to grant equity awards to certain employees, as further described in its charter and subject to the terms of our equity plans.

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The members of our Compensation Committee are Mr. Maddaluna and Mr. Hayes. Mr. Maddaluna serves as the Chairperson of the Compensation Committee. Each member of the Compensation Committee qualifies as an independent director under Nasdaq’s heightened independence standards for members of a compensation committee and as a “non-employee director” as defined in Rule 16b-3 of the Exchange Act.

The Compensation Committee met two times in 2025.

Nominating Committee

Our Nominating Committee’s responsibilities include:

●	identifying individuals qualified to become Board members;

●	recommending to the Board the persons to be nominated for election as directors and to each Board committee;

●	reviewing with the Chief Executive Officer and making recommendations to the Board with respect to our succession plans for the Chief Executive Officer and other executive officers;

●	reviewing and making recommendations to the Board the composition and chairperson of each Board committee; and

●	overseeing the evaluation of the Board and its committees.

The Nominating Committee charter is available on the Investors page of our website at www.indaptusrx.com. The members of our Nominating Committee are Dr. Pomerantz and Mr. Maddaluna. Dr. Pomerantz serves as the Chairperson of the Nominating Committee. The Nominating Committee has the authority to consult with outside advisors or retain search firms to assist in the search for qualified candidates or consider director candidates recommended by our stockholders.

The Nominating Committee did not have any meetings in 2025.

Science and Technology Committee

Our Science and Technology Committee’s responsibilities include:

●	reviewing and advising on our drug development strategy, including the selection of therapeutic targets, the design and execution of clinical trials, and the regulatory pathway for approval;

●	assessing our research pipeline and recommending changes or improvements to ensure a sustainable and diverse portfolio of drug candidates;

●	evaluating our intellectual property strategy and overseeing the implementation of appropriate measures to protect our discoveries and inventions; and

●	reviewing our manufacturing strategy and overseeing the quality controls put in place to meet regulatory requirements.

The members of our Science and Technology Committee are Dr. Gilbert and Mr. Newman. Mr. Newman serves as the Chairperson of the Science and Technology Committee. At present, no members have been appointed to replace Dr. Gilbert and Mr. Newman following the Special Meeting.

The Science and Technology Committee did not have any meetings in 2025.

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EXECUTIVE OFFICERS

The following table identifies our current executive officers:

Name	Age	Position
David E. Lazar (1)	35	Co-Chief Executive Officer and Chairman
Jeffrey A. Meckler (2)	59	Co-Chief Executive Officer and Director
Michael J. Newman, Ph.D. (3)	70	Chief Science Officer and Director
Nir Sassi (4)	50	Chief Financial Officer
Walt A. Linscott, Esq. (5)	65	Chief Operating Officer

(1)	See biography on page 17 of this Proxy Statement.

(2)	See biography on page 20 of this Proxy Statement.

(3)	See biography on page 20 of this Proxy Statement.

(4)	Nir Sassi has served as our Chief Financial Officer since July 2021 and served as Intec Israel’s Chief Financial Officer from March 2010 until the Merger (other than from January 2015 to August 2016, during which period Mr. Sassi served as Intec Israel’s VP Finance), and its President from March 2021 until the Merger. Prior to his service with Intec Israel, Mr. Sassi served as a Senior Manager at PricewaterhouseCoopers Israel, an accounting firm, from 2002 until 2010, including two years relocation to the PricewaterhouseCoopers New York office. Mr. Sassi is a certified public accountant in Israel and has a bachelor’s degree in economics and accounting from Ben Gurion University in Be’er Sheva, Israel.

(5)	Walt A. Linscott, Esq. has served as our Chief Operating Officer since March 2023. Prior to that, he served as our Chief Business Officer from July 2021 until March 2023. Mr. Linscott joined Intec Israel in October 2017 and served as its Chief Business Officer from July 2018 until the Merger. Previously, from October 2017 to July 2018, Mr. Linscott served as Intec Israel’s Chief Administrative Officer. Prior to his service with Intec Israel, Mr. Linscott co-founded a global consulting enterprise in October 2014 providing strategic advice to developing companies and most recently served as the President and Chief Operating Officer of Treiber Therapeutics, Inc. from March 2017 to October 2017. Mr. Linscott also has held senior level executive positions at public and private medical device and pharmaceutical companies including Cocrystal Pharma, Inc., from July 2015 to March 2017, Carestream Health, Inc., from January 2011 to January 2015 and Solvay Pharmaceuticals, Inc., from 2001 to 2005. In addition to this experience, he was an associate and partner at Thompson Hine LLP from 1990 to 2001, and again as a partner from 2005 to 2010 where he founded the firm’s Atlanta, Georgia office, served as Partner in Charge and Chair of the firm’s Life Science Practice Group. Mr. Linscott holds a Master of Science in Experimental and Translational Therapeutics from the University of Oxford, a Postgraduate Diploma in Global Business from the University of Oxford and a Postgraduate Diploma in Entrepreneurship from Cambridge University. He earned a bachelor’s degree from Syracuse University and a Juris Doctor from the University of Dayton School of Law. Mr. Linscott served on active duty as an Officer in the United States Marine Corps prior to attending law school.

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EXECUTIVE COMPENSATION

Our named executive officers for 2025, which consist of our principal executive officer and the next two most-highly compensated executive officers who were serving as executive officers as of December 31, 2025 are:

●	David E. Lazar, Co- Chief Executive Officer and Director;

●	Jeffrey A. Meckler, Co- Chief Executive Officer and Director;

●	Walt. A. Linscott, Esq., Chief Operating Officer; and

●	Michael J. Newman, Chief Science Officer and Director.

Summary Compensation Table

The following table sets forth all of the compensation awarded to, earned by or paid to our named executive officers during 2025 and 2024.

						Non-equity
				Stock	Option	Incentive	All Other
Name and		Salary	Bonus	Awards	Awards(1)	Plan	Compensation(2)	Total
Principal Position	Year	($)	($)	($)	($)	Compensation	($)	($)
Jeffrey A. Meckler,	2025	458,646	—	—	—	297,500	1,441,025	2,197,171
Co-Chief Executive Officer	2024	575,000	—	—	219,421	287,500	75,296	1,157,217
David E. Lazar,	2025	—	—	—	—	—	—	—
Co-Chief Executive Officer(3)	2024	—	—	—	—	—	—	—
Walt A. Linscott, Esq.,	2025	491,000	—	—	—	245,500	1,217,370	1,953,870
Chief Operating Officer	2024	475,000	—	—	182,156	237,500	75,744	970,400
Michael J. Newman	2025	363,063	—	—	—	235,500	1,092,723	1,691,286
Chief Science Officer	2024	455,000	—	—	134,828	227,500	17,485	834,813

(1)	The amounts reported do not reflect the amounts actually received by our named executive officers. Instead, in accordance with SEC rules, these amounts reflect the grant date fair value of stock options granted to our named executive officers during the fiscal year ended December 31, 2024, as computed in accordance with Financial Accounting Standard Board Accounting Standards Codification Topic 718 for stock-based compensation transaction. As required by SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions. Assumptions used in the calculation of the amounts for 2024 are included in Note 5 to our consolidated financial statements included in the 2024 Annual Report, which was filed with the SEC on March 13, 2025. Our named executive officers will only realize compensation with regard to these options to the extent the trading price of our common stock is greater than the exercise price of such options.

(2)	For 2024, referenced amount is for the Company paid portion of medical and life insurance premiums, and Company 401(k) contributions. For 2025, reference amount is for the for the Company paid portion of medical and life insurance premiums, and Company 401(k) contributions and cash and equity payments made pursuant to Modification Agreements as described below.

(3)	Mr. Lazar was appointed as Co-Chief Executive Officer effective December 23, 2025 and has not entered into an employment agreement with the Company as of the date of this Proxy Statement. He received no compensation for the fiscal year ended December 31, 2025.

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Narrative Description to Summary Compensation Table

Base Salaries

In general, base salaries for our named executive officers (other than Mr. Lazar) are initially established through arm’s length negotiation at the time the executive is hired, taking into account such executive’s qualifications, experience and prior salary. Base salaries of our named executive officers are generally approved and reviewed annually by our Compensation Committee or Board of Directors and adjustments to base salaries are based on the scope of an executive’s responsibilities, individual contribution, prior experience and sustained performance. Decisions regarding salary increases may take into account an executive officer’s current salary, equity ownership, and the amounts paid to an executive officer’s peers inside our company by conducting an internal analysis, which compares the pay of an executive officer to other members of the management team. Base salaries are also reviewed in the case of promotions or other significant changes in responsibility. Base salaries are not automatically increased if the Board of Directors and Compensation Committee believe that other elements of the named executive officer’s compensation are more appropriate in light of our stated objectives. This strategy is consistent with our intent of offering compensation that is both cost-effective, competitive and contingent on the achievement of performance objectives.

The actual base salaries paid to all of our named executive officers for 2025 are set forth in the “Summary Compensation Table” above.

Annual Cash Performance Bonuses

Each named executive officer (other than Mr. Lazar) has also been eligible for a performance bonus based upon the achievement of certain corporate performance goals and objectives approved by our Compensation Committee and Board of Directors.

Bonuses have been set based on a percentage of the executive’s base salary as of the end of the bonus year and are expected to be paid out in the first quarter of the following year. The target levels for 2025 executive bonuses were as follows: 50% for Mr. Meckler, Mr. Linscott and Mr. Newman. All final bonus payments to our named executive officers are determined by our Compensation Committee or our Board of Directors. The actual bonuses awarded in any year, if any, may be more or less than the target, depending on individual performance and the achievement of corporate objectives and may also vary based on other factors at the discretion of the Compensation Committee.

For 2025, the corporate performance objectives for our named executive officers were related to clinical milestones, research and development goals, business development opportunities, financing objectives and human capital management objectives. These performance objectives and areas of emphasis were used as a guide by the Compensation Committee and Board of Directors in determining overall corporate performance for these executives as they represented those areas in which they were expected to focus their efforts during the year. Both qualitative and quantitative guidelines were established for purposes of evaluating performance relating to these corporate objectives during 2025. Based on its review of our overall performance relative to our corporate objectives, the Compensation Committee determined that every goal was achieved or exceeded for annual bonus plan purposes.

The overall achievement level was then used to determine each named executive officer’s bonus. The bonuses paid to our named executive officers for 2025 are set forth in the “Summary Compensation Table” above.

In connection with the Investment Transaction, our named executive officers (other than Mr. Lazar) entered into Modification Agreements as described below pursuant to which they are no longer entitled to an annual bonus for 2026 and subsequent years.

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Equity Compensation

The goals of our long-term, equity-based incentive awards are to align the interests of our named executive officers and other employees, non-employee directors and consultants with the interests of our stockholders. Because vesting is based on continued employment, our equity-based incentives also encourage the retention of our named executive officers through the vesting period of the awards. In determining the size of the long-term equity incentives to be awarded to our named executive officers, we have taken into account a number of internal factors, such as the relative job scope, the value of existing long-term incentive awards, individual performance history, prior contributions to us and the size of prior grants.

To reward and retain our named executive officers in a manner that best aligns employees’ interests with stockholders’ interests, we have used stock options as the primary incentive vehicles for long-term compensation. We believe that stock options are an effective tool for meeting our compensation goal of increasing long-term stockholder value by tying the value of the stock options to our future performance. Because employees are able to profit from stock options only if our stock price increases relative to the stock option’s exercise price, we believe stock options provide meaningful incentives to employees to achieve increases in the value of our stock over time.

The exercise price of each stock option grant is the fair market value of our common stock on the grant date, as determined by our Board of Directors from time to time. Stock option awards granted to our named executive officers generally vest as to one-third of the total shares on the first anniversary of the grant date and thereafter the remaining shares vest in equal quarterly installments over the following 24 months. From time to time, our Compensation Committee may, however, determine that a different vesting schedule is appropriate.

In April 2025, each of Mr. Meckler and Mr. Linscott mutually agreed with us to the cancellation of certain options with exercise prices that were significantly “out of the money” in consideration for $500. No option grants were made to our named executive officers during 2025.

We have had no program, plan or practice pertaining to the timing of stock option grants to named executive officers coinciding with the release of material non-public information. Stock options granted to our named executive officers may be subject to accelerated vesting in certain circumstance. For additional discussion, please see “Employment Agreements and Potential Payments on Employment Termination” below.

Other Elements of Compensation

Retirement Plans

Effective January 1, 2023, we maintain a 401(k) retirement savings plan that allows eligible employees to contribute a portion of their compensation, within limits prescribed by the Internal Revenue Code, on a pre-tax basis through contributions to the plan. Our named executive officers are eligible to participate in the 401(k) plan. We believe that providing a vehicle for tax-deferred retirement savings through our 401(k) plan adds to the overall desirability of our executive compensation package and further incentivizes our named executive officers in accordance with our compensation policies.

Employee Benefits and Perquisites

Our named executive officers are eligible to participate in our health and welfare plans. We pay for the health and welfare benefits of our named executive officers. We do not provide our named executive officers with any other significant perquisites or other personal benefits.

No Tax Gross-Ups

We do not make gross-up payments to cover our named executive officers’ personal income taxes that may pertain to any of the compensation paid or provided by our company.

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Outstanding Equity Awards at Fiscal Year-End

The following table sets forth information concerning outstanding option awards as of December 31, 2025, for each named executive officer (other than Mr. Lazar):

				Equity
				incentive
				plan
				awards:
				Number of	securities
			Number of	Number of	underlying
			Securities	Securities	unexercised
			Underlying	Underlying	unearned
			Unexercised	Unexercised	options	Option
			Options	Options	exercise	Exercise	Option
			Exercisable	Unexercisable	price	Price	Expiration
Name	Grant Date		(#)	(#)	(#)	($)	Date(1)
Jeffrey A. Meckler, Chief Executive Officer
	08/04/21	(2)	13,392	—	—	248.36	8/4/2031
	01/26/22	(3)	7,142	—	—	137.20	01/26/32
	01/18/23	(4)	3,273	298	—	45.08	01/18/33
	01/22/24	(5)	2,083	1,488	—	48.72	01/22/34
	10/09/24	(6)	—	2,678	—	30.94	10/09/34
Walt A. Linscott, Esq., Chief Operating Officer
	08/04/21	(2)	7,500	—	—	248.36	8/4/2031
	01/26/22	(3)	1,637	—	—	137.20	01/26/32
	01/18/23	(4)	1,309	119	—	45.08	01/18/33
	01/22/24	(5)	1,562	1,116	—	48.72	01/22/34
	10/09/24	(6)	—	2,678	—	30.94	10/09/34
Michael J. Newman, Chief Science Officer
	08/04/21	(2)	10,357	—	—	248.36	8/4/2031
	01/26/22	(3)	1,548	—	—	137.20	01/26/32
	01/18/23	(4)	1,415	129	—	45.08	01/18/33
	01/22/24	(5)	901	643	—	48.72	01/22/34
	10/09/24	(6)	—	2,678	—	30.94	10/09/34

(1) The options have a seven-year term or ten-year term as noted in the table subject to earlier expiration upon termination.

(2) The options vest over a period of three years from August 4, 2021, 33.3% on the first anniversary of such date and 8.33% every three months thereafter, ending August 4, 2024.

(3) The options vest over a period of three years from January 26, 2022, 33.3% on the first anniversary of such date and 8.33% every three months thereafter, ending January 26, 2025.

(4) The options vest over a period of three years from January 18, 2023, 33.3% on the first anniversary of such date and 8.33% every three months thereafter, ending January 18, 2026.

(5) The options vest over a period of three years from January 22, 2024, 33.3% on the first anniversary of such date and 8.33% every three months thereafter, ending January 18, 2027.

(6) The options vest over a period of three years from October 9, 2024, 33.3% on the first anniversary of such date and 8.33% every three months thereafter, ending October 9, 2027.

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Employment Agreements and Potential Payments on Employment Termination

On December 22, 2025, in connection with the Investment Transaction, we entered into employment modification agreements with each of our named executive officers (other than Mr. Lazar) (the “Modification Agreements”). Pursuant to the terms of the Modification Agreements Mr. Meckler, Mr. Linscott and Mr. Newman will continue to remain employed in their existing roles except for Mr. Meckler who agreed to change his title to Co-Chief Executive Officer. Pursuant to the Modification Agreements, Mr. Meckler, Mr. Linscott and Mr. Newman agreed to reduce the notice period for termination for any reason to 10 days and waive the severance benefits under their original employment agreements in exchange for a combination of an equity settlement payment in lieu of cash payable in shares of common stock (based on $2.03 per share) and a cash payment (which includes 2025 bonuses) as follows: (i) in the case of Mr. Meckler, 216,617 shares of common stock and $1,263,843, (ii) in the case of Mr. Linscott, 54,421 shares of common stock and $1,307,101, and (iii) Mr. Newman, 52,204 shares of common stock and $1,189,275. The Modification Agreements contain a waiver and release of claims relating to or arising from each such officer’s employment agreements.

Additionally, effective January 15, 2026, the Company made adjustments to salaries of Mr. Meckler and Mr. Newman in that each of their salaries were reduced to $60,000 per annum to be paid in accordance with the Company’s standard payroll practice less applicable deductions.

Set forth below is a description of the employment agreements with our named executive officers (other than Mr. Lazar) and a summary of the benefits that would be payable upon termination of employment or in connection with a change in control to such named executive officers under their employment agreements with us, that was in effect prior to the entry of the Modification Agreements.

Jeffrey A. Meckler

We have entered into an employment agreement with Jeffrey A. Meckler (the “Meckler Employment Agreement”), which superseded and replaced his employment agreement dated December 11, 2017 with Intec Pharma, Inc., a subsidiary of Intec Israel, to serve as our Chief Executive Officer. The Meckler Employment Agreement provides for an annual base salary, subject to review for an upward adjustment on at least an annual basis. Mr. Meckler is eligible to participate in an annual executive bonus plan, pursuant to which he may earn an annual target bonus of up to 50% of his base salary, based on the achievement of certain individual and company-wide objectives, which shall be established by our Board of Directors on an annual basis. The Board may, in its discretion, grant Mr. Meckler a bonus in excess of the target bonus if the performance criteria are exceeded or for such additional contributions that the Board may choose to recognize.

Upon termination of Mr. Meckler’s employment by us without cause or Mr. Meckler’s resignation for good reason, Mr. Meckler will be entitled to a severance benefit equal to (i) twelve months of his base salary as in effect prior to the termination date, payable in bi-monthly installments and (ii) an amount equal to Mr. Meckler’s cost of continued health insurance coverage for twelve months. In addition, if Mr. Meckler is entitled to receive a bonus for the year of termination based on the achievement of pre-determined performance goals (and ignoring any continuation of employment requirements), Mr. Meckler (or his representatives) shall be entitled to receive such bonus on the same basis as the other participants in the bonus plan, except that the bonus amount shall be prorated based on the percentage of days Mr. Meckler was employed relative to the total number of days in the bonus earning period.

If Mr. Meckler’s employment is terminated by us without cause or by Mr. Meckler for good reason during the one year period immediately following a change in control or six months before a change in control, then Mr. Meckler will be entitled to receive, (i) eighteen months of his base salary as in effect prior to the termination date, payable in bi-monthly installments, (ii) an amount equal to Mr. Meckler’s cost of continued health insurance coverage for eighteen months, (iii) his target annual bonus for the year of termination, which shall be paid within 30 days of termination, and (iv) full accelerated vesting of all of outstanding equity incentive awards upon the later of the change in control or Mr. Meckler’s termination of employment.

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In the event that Mr. Meckler’s employment terminates by reason of his death or disability, and Mr. Meckler is entitled to receive a bonus for the year of termination based on the achievement of pre-determined performance goals (and ignoring any continuation of employment requirements), Mr. Meckler (or his representatives) shall be entitled to receive such bonus on the same basis as the other participants in the bonus plan, except that the bonus amount shall be prorated based on the percentage of days Mr. Meckler was employed relative to the total number of days in the bonus earning period.

Walt A. Linscott, Esq.

We have entered into an employment agreement with Walt A. Linscott, Esq. (the “Linscott Employment Agreement”), which supersedes and replaces his employment agreement dated October 23, 2017 with Intec Pharma, Inc., a subsidiary of Intec Israel. The Linscott Employment Agreement provides for an annual base salary, subject to review for an upward adjustment on at least an annual basis. Mr. Linscott is eligible to participate in an annual executive bonus plan, pursuant to which he may earn an annual target bonus of up to 50% of his base salary, based on the achievement of certain individual and company-wide objectives, which shall be established by the Company’s Board of Directors on an annual basis. The Board may, in its discretion, grant Mr. Linscott a bonus in excess of the target bonus if the performance criteria are exceeded or for such additional contributions that the Board may choose to recognize.

Upon termination of Mr. Linscott’s employment by us without cause or Mr. Linscott’s resignation for good reason, Mr. Linscott will be entitled to a severance benefit equal to (i) twelve months of his base salary as in effect prior to the termination date, payable in bi-monthly installments and (ii) an amount equal to Mr. Linscott’s cost of continued health insurance coverage for twelve months. In addition, if Mr. Linscott is entitled to receive a bonus for the year of termination based on the achievement of pre-determined performance goals (and ignoring any continuation of employment requirements), Mr. Linscott (or his representatives) shall be entitled to receive such bonus on the same basis as the other participants in the bonus plan, except that the bonus amount shall be prorated based on the percentage of days Mr. Linscott was employed relative to the total number of days in the bonus earning period.

If Mr. Linscott’s employment is terminated by us without cause or by Mr. Linscott for good reason during the one year period immediately following a change in control or six months before a change in control, then Mr. Linscott will be entitled to receive, (i) eighteen months of his base salary as in effect prior to the termination date, payable in bi-monthly installments, (ii) an amount equal to Mr. Linscott’s cost of continued health insurance coverage for eighteen months, (iii) his target annual bonus for the year of termination, which shall be paid within 30 days of termination, and (iv) full accelerated vesting of all of outstanding equity incentive awards upon the later of the change in control or Mr. Linscott’s termination of employment.

In the event that Mr. Linscott’s employment terminates by reason of his death or disability, and Mr. Linscott is entitled to receive a bonus for the year of termination based on the achievement of pre-determined performance goals (and ignoring any continuation of employment requirements), Mr. Linscott (or his representatives) shall be entitled to receive such bonus on the same basis as the other participants in the bonus plan, except that the bonus amount shall be prorated based on the percentage of days Mr. Linscott was employed relative to the total number of days in the bonus earning period.

Michal J. Newman

We have entered into an employment agreement with Michael J. Newman, (the “Newman Employment Agreement”), to serve as Chief Science Officer effective August 4, 2021. The Newman Employment Agreement provides for an annual base salary, subject to review for an upward adjustment on at least an annual basis. Mr. Newman is eligible to participate in an annual executive bonus plan, pursuant to which he may earn an annual target bonus of up to 50% of his base salary, based on the achievement of certain individual and company-wide objectives, which shall be established by our Board of Directors on an annual basis. The Board may, in its discretion, grant Mr. Newman a bonus in excess of the target bonus if the performance criteria are exceeded or for such additional contributions that the Board may choose to recognize.

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Upon termination of Mr. Newman’s employment by us without cause or Mr. Newman’s resignation for good reason, Mr. Newman will be entitled to a severance benefit equal to (i) twelve months of his base salary as in effect prior to the termination date, payable in bi-monthly installments and (ii) an amount equal to Mr. Newman’s cost of continued health insurance coverage for twelve months. In addition, if Mr. Newman is entitled to receive a bonus for the year of termination based on the achievement of pre-determined performance goals (and ignoring any continuation of employment requirements), Mr. Newman (or his representatives) shall be entitled to receive such bonus on the same basis as the other participants in the bonus plan, except that the bonus amount shall be prorated based on the percentage of days Mr. Newman was employed relative to the total number of days in the bonus earning period.

If Mr. Newman’s employment is terminated by us without cause or by Mr. Newman for good reason during the one year period immediately following a change in control or six months before a change in control, then Mr. Newman will be entitled to receive, (i) eighteen months of his base salary as in effect prior to the termination date plus his annual target bonus, payable in bi-monthly installments, (ii) an amount equal to Mr. Newman’s cost of continued health insurance coverage for eighteen months the current year bonus at the target level, which shall be paid within 30 days of termination, (iii) the current year bonus at the target level at a prorated basis, which shall be paid within 30 days of termination, and (iv) full accelerated vesting of all of outstanding equity incentive awards upon the later of the change in control or Mr. Newman’s termination of employment.

In the event that Mr. Newman’s employment terminates by reason of his death or disability, and Mr. Newman is entitled to receive a bonus for the year of termination based on the achievement of pre-determined performance goals (and ignoring any continuation of employment requirements), Mr. Newman (or his representatives) shall be entitled to receive such bonus on the same basis as the other participants in the bonus plan, except that the bonus amount shall be prorated based on the percentage of days Mr. Newman was employed relative to the total number of days in the bonus earning period.

Equity Compensation Plans

The following table gives information as of December 31, 2025 about shares of our common stock that may be issued upon the exercise of options under the Indaptus Therapeutics, Inc. 2021 Stock Incentive Plan (the “2021 Plan”):

Number of
securities
remaining
	Number of		available for
	securities to be		future issuance
	issued upon	Weighted-average	under equity
	exercise of	exercise price of	compensation
	outstanding	outstanding	plans (excluding
	options, warrants	options, warrants	securities reflected
Plan Category	and rights(1)	and rights	in first column)
Equity compensation plan approved by security holders(2)	98,907	$130.67	29,383
Equity compensation plans not approved by security holders	—	—	—

(1) Represents stock options outstanding under the 2021 Plan.

(2) Our 2021 Plan has an evergreen provision that allows for an annual increase on each January 1 from January 1, 2025 and ending on and including January 1, 2029, equal to the lesser of (A) 5% of the aggregate number of shares of our shares of common stock outstanding on the final day of the immediately preceding calendar year or (B) such smaller number of shares as is determined by our Board of Directors.

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Pay Versus Performance Table

The following table sets forth information concerning the compensation of our named executive officers, or NEOs, the compensation actually paid to our NEOs, as determined under SEC rules (and described below), our total shareholder return and our net loss, in each case for each of the fiscal years ended December 31, 2023, 2024 and 2025:

(a)	(b)	(c)	(d)	(e)	(f)	(h)
Value of Initial
			Average	Average	Fixed $100
			Summary	Compensation	Investment
	Summary		Compensation	Actually Paid	Based on:
	Compensation	Compensation	Table Total	to	Total
	Table Total for	Actually Paid to	for non-PEO	Non-PEO	Shareholder	Net
Year	PEO ($)	PEO ($)(1)	NEOs ($)	NEOs ($)(1)	Return ($)	Loss ($)
2025	$2,197,171	$2,094,767	$1,822,578	$1,742,715	$12	$(20,500,000)
2024	$1,157,217	$1,029,281	$949,640	$845,621	$48	$(15,022,027)
2023	$1,001,249	$1,122,094	$744,039	$799,786	$121	$(15,423,471)

(1)	Amounts represent compensation actually paid to our PEO and the average compensation actually paid to our remaining NEOs for the relevant fiscal year, as determined under SEC rules, which includes the individuals indicated in the table below for each fiscal year:

Year	PEO	Non-PEO NEOs
2025	Jeffrey A. Meckler	Walt A. Linscott, Esq. and Michael J. Newman, Ph.D.
2024	Jeffrey A. Meckler	Walt A. Linscott, Esq. and Roger Waltzman M.D.
2023	Jeffrey A. Meckler	Walt A. Linscott, Esq. and Michael J. Newman, Ph.D.

The amounts reported in the “Compensation Actually Paid to PEO” and “Average Compensation Actually Paid to Non-PEO NEOs” columns do not reflect the actual compensation paid to or realized by our PEO or our non-PEO NEOs during each applicable year. The calculation of compensation actually paid for purposes of this table includes point-in-time fair values of stock awards and these values will fluctuate based on our stock price and various accounting valuation assumptions. See the Summary Compensation Table for certain other compensation of our PEO and our non-PEO NEOs for each applicable fiscal year.

Compensation actually paid to our NEOs represents the “Total” compensation reported in the Summary Compensation Table for the applicable fiscal year, as adjusted as follows:

	2025
Adjustments	PEO	Average non-PEO NEOs

Deduction for Amounts Reported under the “Stock Awards” and “Option Awards” Columns in the Summary Compensation Table for Applicable FY	$—	$—

Increase based on ASC 718 Fair Value of Awards Granted during Applicable FY that Remain Unvested as of Applicable FY End, determined as of Applicable FY End	—	—

Decrease for Awards Granted during Prior FY that were Outstanding and Unvested as of Applicable FY End, determined based on change in ASC 718 Fair Value from Prior FY End to Applicable FY End	(80,936)	(67,183)

Increase for Awards Granted during Prior FY that Vested During Applicable FY, determined based on change in ASC 718 Fair Value from Prior FY End to Vesting Date	(21,468)	(12,680)

TOTAL ADJUSTMENTS	$(102,404)	$(79,863)

Fair value or change in fair value, as applicable, of equity awards in the “Compensation Actually Paid” columns was determined by reference to a Black Scholes value as of the applicable year-end or vesting date(s), determined based on the same methodology as used to determine grant date fair value but using the closing stock price on the applicable revaluation date as the current market price and with an estimated expected life using the simplified method, and in all cases based on volatility and risk free rates determined as of the revaluation date based on the expected life period and based on an expected dividend rate of 0%.

Narrative Disclosure to Pay Versus Performance Table

Relationship Between Financial Performance Measures

The graph below compares the compensation actually paid to our PEO and the average of the compensation actually paid to our remaining NEOs, with our cumulative TSR for the fiscal years ended December 31, 2023, 2024 and 2025.

TSR amounts reported in the graph assume an initial fixed investment of $100. We do not pay dividends.

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The graph below compares the compensation actually paid to our PEO and the average of the compensation actually paid to our remaining NEOs, with our net loss for the fiscal years ended December 31, 2023, 2024 and 2025.

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DIRECTOR COMPENSATION

The following table provides certain information concerning the compensation for services rendered in all capacities by each non-employee director serving on our Board during the year ended December 31, 2025, other than Mr. Meckler and David Lazar, our Co-Chief Executive Officers, and Michael Newman, our Chief Science Officer, who did not receive additional compensation for their service as a director and whose compensation is set forth in the Summary Compensation Table under the section entitled Executive Compensation above.

				All other
	Fees earned	Stock awards	Option awards	compensation	Total
Name	($)	($)	($)(1)	($)	($)
Roger J. Pomerantz	81,250	—	8,721	—	89,971
Hila Karah*	35,480	—	3,634	—	39,114
Anthony J. Maddaluna	37,375	—	3,634	—	41,009
William B. Hayes	38,458	—	3,634	—	42,092
Robert E. Martell*	33,313	—	3,634	—	36,947
Mark Gilbert	29,250	—	3,634	—	32,884
Avraham Ben-Tzvi**	—	—	—	—	—

* Ms. Karah and Dr. Martell resigned as directors on December 22, 2025 and December 23, 2025, respectively.

** Mr. Ben-Tzvi was appointed as a director on December 23, 2025.

(1) The amounts reported do not reflect the amounts actually received by our non-employee directors. Instead, in accordance with SEC rules, these amounts reflect the grant date fair value of stock options granted to our non-employee directors during the fiscal year ended December 31, 2025, as computed in accordance with Financial Accounting Standard Board Accounting Standards Codification Topic 718 for stock-based compensation transaction. As required by SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions. Our non-employee directors who have received options will only realize compensation with regard to these options to the extent the trading price of our common stock is greater than the exercise price of such options. As of December 31, 2025, our non-employee directors and former directors held the following numbers of stock options: Dr. Pomerantz, 7,569 stock options; Ms. Karah 2,320 stock options, Mr. Maddaluna 2,320 stock options, Mr. Hayes 2,320 stock options, Mr. Martell 1,606 stock options, and Dr. Gilbert 2,543 stock options.

Pursuant to our director compensation policy, the annual retainer for non-employee directors is $50,000 and the annual retainer for the chair of the Board of Directors is $150,000. Annual retainers for committee membership are as follows:

Audit committee chairperson	$15,000
Audit committee member	$7,500
Compensation committee chairperson	$10,000
Compensation committee member	$6,000
Nominating committee chairperson	$8,000
Nominating committee member	$5,000
Scientific and technology committee chairperson	$8,000
Scientific and technology committee member	$4,000

These fees are payable in advance in four equal quarterly installments during the first week of each quarter, provided that the amount of such payment will be prorated for any portion of such quarter that a director is not serving on our Board of Directors, on such committee or in such position. Non-employee directors are also reimbursed for reasonable out-of-pocket business expenses incurred in connection with attending meetings of the Board of Directors and any committee of the Board of Directors on which they serve and in connection with other business related to the Board of Directors. Directors may also be reimbursed for reasonable out-of-pocket business expenses authorized by the Board of Directors or a committee that are incurred in connection with attending conferences or meetings with management in accordance with a travel policy, as may be in effect from time to time.

In March 2023, the Board amended our director compensation policy to provide that, on the date an individual is first elected or appointed as a non-employee director, such individual will receive a grant of 25,000 stock options, and that, on the date of each annual meeting of stockholders, commencing with the annual meeting of stockholders for 2023, each non-employee director (other than the board chair) will receive a grant of 12,500 stock options and the board chair will receive 30,000 stock options. The initial stock options vest in over three years from the grant date in equal quarterly installments, subject to continued service on the Board and the options shall also vest in full immediately upon a director’s death, disability or a change of control. The annual stock options vest in full on the first anniversary of the grant date, subject to continued service on the Board and the options shall also vest in full immediately upon a director’s death, disability or a change of control.

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PROPOSAL 2: CHANGE OF CONTROL PROPOSAL

We are seeking stockholder approval, for purposes of complying with Nasdaq Listing Rule 5635(b) for the issuance of shares of our common stock upon conversion of Preferred Stock issued to Mr. Lazar in the Investment Transaction.

The information set forth in this Proposal 2 is qualified in its entirety by reference to the full text of the form of Series AA Preferred Stock certificate of designation, Series AAA Preferred Stock certificate of designation, and Purchase Agreement as exhibits 3.1, 3.2 and 10.1, respectively, to our Current Report on Form 8-K filed with the SEC on December 23, 2025.

Stockholders are urged to carefully read these documents.

Background

On December 22, 2025, we entered into the Purchase Agreement with Mr. Lazar pursuant to which he agreed to purchase from the Company 300,000 shares of Series AA Convertible Preferred Stock and 700,000 shares of Series AAA Convertible Preferred Stock of the Company at a purchase price of $6.00 per share of Preferred Stock for aggregate gross proceeds of $6.0 million. On December 23, 2025, we filed a Certificate of Designations for each of the Series AA Preferred Stock and Series AAA Preferred Stock. Each share of Series AA Preferred Stock is convertible, following stockholder approval, into 20 shares of the Company’s common stock and each share of Series AAA Preferred Stock is convertible into 150 shares of common stock for a combined total of 111,000,000 shares of common stock. For further information see “Description of the Investment Transaction” on page 9 of this Proxy Statement.

Nasdaq Stockholder Approval Requirement; Reasons for the Change of Control Proposal

Pursuant to Nasdaq Rule 5635(b), stockholder approval is required prior to the issuance of securities when the issuance or potential issuance will result in a change of control of an issuer. For purposes of this rule, Nasdaq generally finds a change of control where (i) an issuance causes a stockholder or stockholder group to own or have the right to acquire 20% or more of the outstanding ordinary shares or voting power and (ii) this ownership or voting power would be the largest ownership position. Based on the total number of shares outstanding as of the Record Date, the conversion of shares of Preferred Stock into common stock would result in Mr. Lazar as holder of the Preferred Stock owning 111,000,000 shares of common stock, or 95.6% of the outstanding stock of the Company on a fully diluted basis, and having the largest ownership position in terms of ownership and voting power. Accordingly, we are seeking stockholder approval to permit the issuance of the shares of common stock issuable upon conversion of the Series AA Preferred Stock and the Series AAA Preferred Stock in accordance with Rule 5635(b).

We are not seeking the approval of our stockholders to authorize our entry into the Purchase Agreement, but rather to approve the conversion of the shares of Preferred Stock into shares of our common stock. If stockholders approve the Change of Control Proposal, the rights or privileges of our existing stockholders will not be affected, except that the economic and voting interests of each of our existing stockholders will be significantly diluted upon conversion of the Preferred Stock. Although the number of shares of our common stock that our existing stockholders own will not decrease, upon conversion of the Preferred Stock in full the shares of our common stock owned by our existing stockholders will represent a significantly smaller percentage of our total outstanding shares of our common stock after any such issuance.

Depending on the extent of conversions and other share issuances, concentrated ownership by Mr. Lazar or any assignee will result in such holder having the ability to control the outcome of votes presented to stockholders including with respect to the election of our directors or approval of any other corporate action requiring stockholder approval. In addition, as a result of Mr. Lazar’s voting power, we may determine that we are a “controlled company” as defined in the Nasdaq Listing Rule 5615 and, therefore, are not subject to the Nasdaq Listing Rules that would otherwise require us to have (a) a majority of independent directors; (b) director nominees selected, or recommended for the Board selection, either by a majority of the independent directors or a nominating committee composed solely of independent directors; (c) a nominating committee composed solely of independent directors; (d) compensation of our chief executive officer and all other officers determined by a majority of the independent directors or a compensation committee composed solely of independent directors; and/or (e) a compensation committee charter which provides the compensation committee with the authority and funding to retain compensation consultants and other advisors.

If the stockholders do not approve this proposal at the Special Meeting, we will be required to hold another meeting with 90 days from the date of the Special Meeting to seek approval for the second time, and if the stockholders do not approve this proposal at the second meeting, only such number of shares of Preferred Stock may be converted that do not result in issuance of more than 19.99% of the common stock of the Company outstanding prior to the execution of the Purchase Agreement.

Risk Factors

Please refer to “Risk Factors” on page 11 of this Proxy Statement above for certain material risks related to the Investment Transaction and the approval of this Change of Control Proposal.

Vote Required

The proposal requires the affirmative vote of the holders of a majority in voting power of the votes cast affirmatively or negatively. Abstentions are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal. Broker non-votes will have no effect on the proposal.

Recommendation of the Board of Directors

The Board of Directors unanimously recommends a vote FOR the Change of Control Proposal.

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PROPOSAL 3: RELATED PARTY PROPOSAL

We are seeking stockholder approval, for purposes of complying with Nasdaq Listing Rule 5635(c), of the issuance of shares of shares of common stock upon conversion of Preferred Stock to Mr. David E. Lazar, who is the Chairman and Co-Chief Executive Officer of the Company (the “Related Party”).

The information set forth in this Proposal 3 is qualified in its entirety by reference to the full text of the form of Series AA Preferred Stock certificate of designation, Series AAA Preferred Stock certificate of designation, and Purchase Agreement as exhibits 3.1, 3.2 and 10.1, respectively, to our Current Report on Form 8-K filed with the SEC on December 23, 2025.

Stockholders are urged to carefully read these documents.

Background

On December 22, 2025, we entered into the Purchase Agreement with Mr. Lazar pursuant to which he agreed to purchase from the Company 300,000 shares of Series AA Convertible Preferred Stock and 700,000 shares of Series AAA Convertible Preferred Stock of the Company at a purchase price of $6.00 per share of Preferred Stock for aggregate gross proceeds of $6.0 million. On December 23, 2025, we filed a Certificate of Designations for each of the Series AA Preferred Stock and Series AAA Preferred Stock. Each share of Series AA Preferred Stock is convertible, following stockholder approval, into 20 shares of the Company’s common stock and each share of Series AAA Preferred Stock is convertible into 150 shares of common stock for a combined total of 111,000,000 shares of common stock. For further information see “Description of the Investment Transaction” on page 9 of this Proxy Statement.

Nasdaq Stockholder Approval Requirement; Reasons for the Related Party Proposal

Nasdaq Rule 5635(c) requires stockholder approval in connection with certain non-public offerings involving the sale, issuance or potential issuance of equity compensation to officers, directors, employees, or consultants. For this purpose, “equity compensation” includes common stock (and securities convertible into or exercisable for common stock) issued to a company’s officers, directors, employees or consultants at a discount to the market value of such common stock. “Market value” means the consolidated closing bid price (as reflected on Nasdaq) immediately preceding the time that the company enters into a binding agreement with such officer, director, employee or consultant to issue the equity compensation.

The shares of common stock issuable to the Related Party upon conversion of the Preferred Stock may be considered “equity compensation” under Nasdaq Rule 5635(c). Since the Conversion Price may be less than the market value our common stock immediately preceding the date of entering into the Purchase Agreement with Mr. Lazar, we are asking for your approval to issue shares of common stock upon conversion of the shares of Preferred Stock to Mr. Lazar.

We are not seeking the approval of our stockholders to authorize our entry into the Purchase Agreement with Mr. Lazar, but rather to approve the conversion of the shares of Preferred Stock purchased by Mr. Lazar into shares of our common stock.

If stockholders approve this proposal, the rights or privileges of our existing stockholders will not be affected, except that the economic and voting interests of each of our existing stockholders will be diluted. Although the number of shares of our common stock that our existing stockholders own will not decrease, the shares of our common stock owned by our existing stockholders will represent a significantly smaller percentage of our total outstanding shares of our common stock after any such issuance.

If the stockholders do not approve this proposal at the Special Meeting, we will be required to hold another meeting with 90 days from the date of the Special Meeting to seek approval for the second time, and if the stockholders do not approve this proposal at the second meeting, only such number of shares of Preferred Stock may be converted that do not result in issuance of more than 19.99% of the common stock of the Company outstanding prior to the execution of the Purchase Agreement subject to compliance with Nasdaq Listing Rules.

Risk Factors

Please refer to “Risk Factors” on page 11 of this Proxy Statement above for certain material risks related to the Investment Transaction and the approval of this Related Party Proposal.

Vote Required

The proposal requires the affirmative vote of the holders of a majority in voting power of the votes cast affirmatively or negatively. Abstentions are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal. Broker non-votes will have no effect on the proposal.

Recommendation of the Board of Directors

The Board of Directors unanimously recommends a vote FOR the Related Party Proposal.

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PROPOSAL 4: APPROVAL OF THE ISSUANCE PROPOSAL

We are seeking stockholder approval, for purposes of complying with Nasdaq Listing Rule 5635(d), of the issuance of shares of our common stock upon conversion of Preferred Stock issued to Mr. Lazar in the Investment Transaction.

The information set forth in this Proposal 4 is qualified in its entirety by reference to the full text of the form of Series AA Preferred Stock certificate of designation, Series AAA Preferred Stock certificate of designation, and Purchase Agreement as exhibits 3.1, 3.2 and 10.1, respectively, to our Current Report on Form 8-K filed with the SEC on December 23, 2025.

Stockholders are urged to carefully read these documents.

Background

On December 22, 2025, we entered into a securities purchase agreement with investor David Lazar pursuant to which he agreed to purchase from the Company 300,000 shares of Series AA Convertible Preferred Stock and 700,000 shares of Series AAA Convertible Preferred Stock of the Company at a purchase price of $6.00 per share of Preferred Stock for aggregate gross proceeds of $6.0 million. On December 23, 2025, we filed a Certificate of Designations for each of the Series AA Preferred Stock and Series AAA Preferred Stock. Each share of Series AA Preferred Stock is convertible, following stockholder approval, into 20 shares of the Company’s common stock and each share of Series AAA Preferred Stock is convertible into 150 shares of common stock for a combined total of 111,000,000 shares of common stock. For further information see “Description of the Investment Transaction” on page 9 of this Proxy Statement.

Nasdaq Stockholder Approval Requirement; Reasons for the Issuance Proposal

Nasdaq Listing Rule 5635(d) requires stockholder approval in connection with a transaction, other than a public offering, involving the sale or issuance by the issuer of common stock (or securities convertible into or exchangeable for common stock) equal to 19.99% or more of the common stock or 19.99% or more of the voting power of such company outstanding before the issuance for a price that is less than the lower of: (i) the closing price of the common stock immediately preceding the signing of the binding agreement for the issuance of such securities, and (ii) the average closing price of the common stock for the five trading days immediately preceding the signing of the binding agreement for the issuance of such securities (such price, the “Nasdaq Minimum Price”).

Because the conversion price of the Preferred Stock is less than the Nasdaq Minimum Price and Mr. Lazar will own more than 19.99% of common stock outstanding prior to the execution of the Purchase Agreement upon conversion of the Preferred Stock, the Purchase Agreement contains a provision stating that in the event stockholder approval is required for the shares issuable upon conversion of the Preferred Stock, the Company shall take all action necessary to hold a special meeting of its stockholders for the purpose of obtaining stockholder approval.

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We are not seeking the approval of our stockholders to authorize our entry into the Purchase Agreement, but rather to approve the conversion of the shares of Preferred Stock into shares of our common stock. If stockholders approve the Issuance Proposal, the rights or privileges of our existing stockholders will not be affected, except that the economic and voting interests of each of our existing stockholders will be significantly diluted upon conversion of the Preferred Stock. Although the number of shares of our common stock that our existing stockholders own will not decrease, upon conversion of the Preferred Stock in full the shares of our common stock owned by our existing stockholders will represent a significantly smaller percentage of our total outstanding shares of our common stock after any such issuance.

Depending on the extent of conversions and other share issuances, concentrated ownership by Mr. Lazar or any assignee will result in such holder having the ability to control the outcome of votes presented to stockholders including with respect to the election of our directors or approval of any other corporate action requiring stockholder approval. In addition, as a result of Mr. Lazar’s voting power, we may determine that we are a “controlled company” as defined in the Nasdaq Listing Rule 5615 and, therefore, are not subject to the Nasdaq Listing Rules that would otherwise require us to have (a) a majority of independent directors; (b) director nominees selected, or recommended for the Board selection, either by a majority of the independent directors or a nominating committee composed solely of independent directors; (c) a nominating committee composed solely of independent directors; (d) compensation of our chief executive officer and all other officers determined by a majority of the independent directors or a compensation committee composed solely of independent directors; and/or (e) a compensation committee charter which provides the compensation committee with the authority and funding to retain compensation consultants and other advisors.

If the stockholders do not approve this proposal at the Special Meeting, we will be required to hold another meeting with 90 days from the date of the Special Meeting to seek approval for the second time, and if the stockholders do not approve this proposal at the second meeting, only such number of shares of Preferred Stock may be converted that do not result in issuance of more than 19.99% of the common stock of the Company outstanding prior to the execution of the Purchase Agreement.

Risk Factors

Please refer to “Risk Factors” on page 11 of this Proxy Statement above for certain material risks related to the Investment Transaction and the approval of this Issuance Proposal.

Vote Required

The proposal requires the affirmative vote of the holders of a majority in voting power of the votes cast affirmatively or negatively. Abstentions are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal. Broker non-votes will have no effect on the proposal.

Recommendation of the Board of Directors

The Board of Directors unanimously recommends a vote FOR the Issuance Proposal.

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PROPOSAL 5: REVERSE STOCK SPLIT PROPOSAL

Overview

Our Board of Directors deems it advisable and in the best interest of the Company that the Board of Directors be granted the discretionary authority to amend the Company’s Charter to effect the Reverse Stock Split of the Company’s issued and outstanding common stock as described below (the “Reverse Stock Split Amendment”). Accordingly, the Board has unanimously approved, and recommended that our stockholders approve, up to two amendments to our Charter in substantially the form attached hereto as Annex A (each, a “Reverse Stock Split Amendment”), to effect up to two reverse stock splits at an aggregate ratio in the range of 1-for-2 to 1-for-199 (each, a “Reverse Stock Split”), to be determined at the discretion of the Board, whereby each outstanding 2 to 199 shares of our common stock would be combined, converted and changed into 1 share of our common stock. The primary purpose of this Reverse Stock Split is to increase the price per share of common stock in order to improve the marketability and liquidity of our common stock as well as to comply with our covenant to seek stockholder approval of the Reverse Stock Split pursuant to the Purchase Agreement and for the other reasons detailed below under “— Reasons for the Reverse Stock Split”. If the Board does not affect any Reverse Stock Split by filing a Reverse Stock Split Amendment before the close of business on February 17, 2027, the Board will no longer be permitted to effect any Reverse Stock Split pursuant to this proposal as the authority of the Board to effect any Reverse Stock Splits will expire as of the close of business on February 17, 2027.

Approval of the proposal would permit (but not require) our Board to effect up to two reverse stock splits of our issued and outstanding common stock by an aggregate ratio of not less than 1-for-2 and not more than 1-for-199, with the exact ratio to be set at a number within this range as determined by our Board of Directors in its sole discretion. The Company shall not effect Reverse Stock Splits that, in the aggregate, exceeds 1-for-199. We believe that enabling our Board to set the ratio within the stated range will provide us with the flexibility to implement the Reverse Stock Split in a manner designed to maximize the anticipated benefits for our stockholders. In determining a ratio, if any, our board of directors may consider, among other things, factors such as:

●	the initial or continuing listing requirements of various stock exchanges, including the Nasdaq Capital Market;
●	the historical trading price and trading volume of our common stock;
●	the number of shares of our common stock outstanding;
●	the then-prevailing trading price and trading volume of our common stock and the anticipated impact of the Reverse Stock Split on the trading market for our common stock;
●	the anticipated impact of a particular ratio on our ability to reduce administrative and transactional costs; and
●	prevailing general market and economic conditions.

Our Board of Directors reserves the right to elect to abandon the Reverse Stock Split, if it determines, in its sole discretion, that the Reverse Stock Split is no longer in the best interests of the Company and its stockholders.

Depending on the ratio for the Reverse Stock Split determined by our Board of Directors, no less than 2 and no more than 199 shares of existing common stock, as determined by our board of directors, will be combined into one share of common stock.

Reasons for the Reverse Stock Split

We believe that the expected increased market price of our common stock resulting from the Reverse Stock Split will improve the marketability and liquidity of our common stock and will encourage interest and trading in our common stock. A Reverse Stock Split could allow a broader range of institutions to invest in our common stock (namely, funds that are prohibited or discouraged by internal policies and practices from buying stocks whose price is below a certain threshold), potentially increasing the liquidity of our common stock. We believe that improved marketability and liquidity of our common stock may aid in our strategic goals, including the completion of a Post-Investment Transaction. Additionally, because brokers’ commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current average price per share of our common stock can result in individual stockholders paying transaction costs representing a higher percentage of their total share value than would be the case if the share price were substantially higher.

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Our common stock is listed on the Nasdaq Capital Market under the symbol “INDP.” In order to maintain listing on Nasdaq, among other requirements, our common stock must maintain a bid price of $1.00 for a period of 30 consecutive days. For the trailing 30 days as of January 15, 2026, our closing bid price was above the $1.00 minimum bid price; however, the trading price of our common stock has historically been volatile and there is no guarantee on the future trading price. To the extent our stock price is below the minimum threshold, there is a potential that Nasdaq could initiate delisting procedures against the Company. The Board expects that the Reverse Stock Split will increase the market price of common stock, which may help the Company satisfy the continued listing requirements of Nasdaq to the extent needed.

Procedure for Implementing the Reverse Stock Split

The Reverse Stock Split will become effective upon the filing or such later time as specified in the filing (the “Effective Time”) of the Reverse Stock Split Amendment with the Delaware Secretary of State. The exact timing of the filing of the Reverse Stock Split Amendment and the ratio of the Reverse Stock Split (within the approved range) will be determined by our Board based on its evaluation as to when such action and at what ratio will be the most advantageous to the Company and our stockholders. In addition, our Board of Directors reserves the right, notwithstanding stockholder approval and without further action by the stockholders, to elect not to proceed with the Reverse Stock Split if, at any time prior to filing the Reverse Stock Split Amendment, our board of directors, in its sole discretion, determines that it is no longer in our best interest and the best interests of our stockholders to proceed with the Reverse Stock Split.

Effect of the Reverse Stock Split on Holders of Outstanding Common stock

Depending on the ratio for the Reverse Stock Split determined by our board of directors, a minimum of 2 and a maximum of 199 shares in aggregate of existing common stock will be combined into one new share of common stock. Based on 2,242,324 shares of common stock issued and outstanding as of the Record Date, immediately following the reverse split the Company would have approximately 1,121,162 shares of common stock issued and outstanding if the ratio for the reverse split is 1-for-2, approximately 224,232 shares of common stock issued and outstanding if the ratio for the reverse split is 1-for-10, approximately 44,846 shares of common stock issued and outstanding if the ratio for the reverse split is 1-for-50, and approximately 11,267 shares of common stock issued and outstanding if the ratio for the reverse split is 1-for-199 . Any other ratios selected within such range would result in a number of shares of common stock issued and outstanding following the Reverse Stock Split between 1,121,162 and 11,267 shares. The foregoing does not give effect to (i) 98,907 shares of common stock issuable upon exercise of outstanding stock options as of the Record Date; and (ii) 1,778,729 shares of common stock issuable upon exercise of outstanding warrants as of the Record Date.

The actual number of shares issued after giving effect to the Reverse Stock Split, if implemented, will depend on the Reverse Stock Split ratio and the number of Reverse Stock Splits, if any, that are ultimately determined by our board of directors.

The Reverse Stock Split will affect all holders of our common stock uniformly and will not affect any stockholder’s percentage ownership interest in the Company (subject to the treatment of fractional shares). In addition, the Reverse Stock Split will not affect any stockholder’s proportionate voting power (subject to the treatment of fractional shares).

The Reverse Stock Split may result in some stockholders owning “odd lots” of less than 100 shares of common stock. Odd lot shares may be more difficult to sell, and brokerage commissions and other costs of transactions in odd lots are generally somewhat higher than the costs of transactions in “round lots” of even multiples of 100 shares.

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After the Effective Time, our common stock will have a new Committee on Uniform Securities Identification Procedures (“CUSIP”) number, which is a number used to identify our common stock, and stock certificates with the older CUSIP numbers will need to be exchanged for stock certificates with the new CUSIP number by following the procedures described below. After the Effective Time, we will continue to be subject to the periodic reporting and other requirements of the Exchange Act and our common stock will continue to be quoted on the Nasdaq Capital Market under the symbol “INDP”. The Reverse Stock Split is not intended as, and will not have the effect of, a “going private transaction” as described by Rule 13e-3 under the Exchange Act.

After the Effective Time of the Reverse Stock Split, the post-split market price of our common stock may be less than the pre-split price multiplied by the Reverse Stock Split ratio. In addition, a reduction in number of shares outstanding may impair the liquidity for our common stock, which may reduce the value of our common stock.

Authorized Shares of Common Stock

The Reverse Stock Split will not change the number of authorized shares of the Company’s common stock under our Charter. Because the number of issued and outstanding shares of common stock will decrease, the number of shares of common stock remaining available for issuance will increase. Currently, under our Charter, our authorized capital stock consists of 200,000,000 shares of common stock however if the Authorized Share Increase Proposal is approved, our authorized capital stock would increase to 1,000,000,000.

Subject to limitations imposed by Nasdaq, the additional shares available for issuance may be issued without stockholder approval at any time, in the sole discretion of our board of directors. The authorized and unissued shares may be issued for cash, for acquisitions or for any other purpose that is deemed in the best interests of the Company.

By increasing the number of authorized but unissued shares of common stock, the Reverse Stock Split could, under certain circumstances, have an anti-takeover effect, although this is not the intent of the board of directors. For example, it may be possible for the Board of Directors to delay or impede a takeover or transfer of control of the Company by causing such additional authorized but unissued shares to be issued to holders who might side with the board of directors in opposing a takeover bid that the board of directors determines is not in the best interests of the Company or its stockholders. The Reverse Stock Split therefore may have the effect of discouraging unsolicited takeover attempts. By potentially discouraging initiation of any such unsolicited takeover attempts the Reverse Stock Split may limit the opportunity for the Company’s stockholders to dispose of their shares at the higher price generally available in takeover attempts or that may be available under a merger proposal. The Reverse Stock Split may have the effect of permitting the Company’s current management, including the current Board of Directors, to retain its position, and place it in a better position to resist changes that stockholders may wish to make if they are dissatisfied with the conduct of the Company’s business. However, the board of directors is not aware of any attempt to take control of the Company and the board of directors has not approved the Reverse Stock Split with the intent that it be utilized as a type of anti-takeover device.

Treatment of Fractional Shares in the Reverse Stock Split

The Company does not intend to issue fractional shares in the event that a stockholder owns a number of shares of Common Stock that is not evenly divisible by the Reverse Stock Split ratio. If the Reverse Stock Split is effected, the Board will have the discretion to determine whether to arrange for the disposition of fractional interests by stockholders entitled thereto in cash the fair value of fractions of a share of common stock as of the time when those entitled to receive such fractions are determined, or to entitle stockholders to receive from the Company’s transfer agent, in lieu of any fractional share, the number of shares of common stock rounded up to the next whole number.

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Beneficial Holders of Common Stock (i.e. stockholders who hold in street name)

Upon the implementation of the Reverse Stock Split, we intend to treat shares held by stockholders through a bank, broker, custodian or other nominee in the same manner as registered stockholders whose shares are registered in their names. Banks, brokers, custodians or other nominees will be instructed to effect the Reverse Stock Split for their beneficial holders holding our common stock in street name. However, these banks, brokers, custodians or other nominees may have different procedures than registered stockholders for processing the Reverse Stock Split. Stockholders who hold shares of our common stock with a bank, broker, custodian or other nominee and who have any questions in this regard are encouraged to contact their banks, brokers, custodians or other nominees.

Registered “Book-Entry” Holders of Common Stock (i.e. stockholders that are registered on the transfer agent’s books and records but do not hold stock certificates)

Certain of our registered holders of common stock may hold some or all of their shares electronically in book-entry form with the transfer agent. These stockholders do not have stock certificates evidencing their ownership of the common stock. They are, however, provided with a statement reflecting the number of shares registered in their accounts.

Stockholders who hold shares electronically in book-entry form with the transfer agent will not need to take action (the exchange will be automatic) to receive whole shares of post-Reverse Stock Split common stock, subject to adjustment for treatment of fractional shares.

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Holders of Certificated Shares of Common Stock

Stockholders holding shares of our common stock in certificated form will be sent a transmittal letter by our transfer agent after the Effective Time. The letter of transmittal will contain instructions on how a stockholder should surrender his, her or its certificate(s) representing shares of our common stock (the “Old Certificates”) to the transfer agent in exchange for certificates representing the appropriate number of whole shares of post-Reverse Stock Split common stock (the “New Certificates”). No New Certificates will be issued to a stockholder until such stockholder has surrendered all Old Certificates, together with a properly completed and executed letter of transmittal, to the transfer agent. No stockholder will be required to pay a transfer or other fee to exchange his, her or its Old Certificates. Stockholders will then receive a New Certificate(s) representing the number of whole shares of common stock that they are entitled as a result of the Reverse Stock Split, subject to the treatment of fractional shares described above. Until surrendered, we will deem outstanding Old Certificates held by stockholders to be cancelled and only to represent the number of whole shares of post-Reverse Stock Split common stock to which these stockholders are entitled, subject to the treatment of fractional shares. Any Old Certificates submitted for exchange, whether because of a sale, transfer or other disposition of stock, will automatically be exchanged for New Certificates. If an Old Certificate has a restrictive legend on the back of the Old Certificate(s), the New Certificate will be issued with the same restrictive legends that are on the back of the Old Certificate(s).

The Company expects that our transfer agent will act as an exchange agent for purposes of implementing the exchange of stock certificates. No service charges will be payable by holders of shares of common stock in connection with the exchange of certificates. All of such expenses will be borne by the Company.

STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY STOCK CERTIFICATE(S) UNTIL REQUESTED TO DO SO.

Effect of the Reverse Stock Split on Employee and Consultant Plans, Options, Warrants, and Convertible or Exchangeable Securities

Based upon the Reverse Stock Split ratio determined by the Board of Directors, proportionate adjustments are generally required to be made to the per share exercise price and the number of shares issuable upon the exercise or conversion of all outstanding options, warrants, convertible or exchangeable securities entitling the holders to purchase, exchange for, or convert into, shares of common stock. This would result in approximately the same aggregate price being required to be paid under such options, warrants, convertible or exchangeable securities upon exercise, and approximately the same value of shares of common stock being delivered upon such exercise, exchange or conversion, immediately following the Reverse Stock Split as was the case immediately preceding the Reverse Stock Split. The number of shares reserved for issuance pursuant to these securities will be proportionately based upon the Reverse Stock Split determined by the board of directors, subject to our treatment of fractional shares.

Accounting Matters

The Reverse Stock Split will not affect the par value per share of our common stock. As a result, as of the Effective Time of the Reverse Stock Split, the stated capital attributable to common stock on our balance sheet will be reduced proportionately based on the Reverse Stock Split ratio (including a retroactive adjustment of prior periods), and the additional paid-in capital account will be credited with the amount by which the stated capital is reduced. Reported per share net income or loss will be higher because there will be fewer shares of common stock outstanding. Our stockholders’ equity, in the aggregate, will remain unchanged. Any common stock held in treasury will be reduced in proportion to the Reverse Stock Split ratio. The Company does not anticipate that any other accounting consequences, including changes to the amount of stock-based compensation expense to be recognized in any period, will arise as a result of the Reverse Stock Split.

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Certain U.S. Federal Income Tax Consequences of the Reverse Stock Split

The following discussion is a summary of the material U.S. federal income tax consequences of the proposed Reverse Stock Split to us and to U.S. Holders (as defined below) that hold shares of our common stock as capital assets for U.S. federal income tax purposes. This discussion is based upon current provisions of the U.S. Internal Revenue Code of 1986, as amended (the “Code”), existing and proposed Treasury Regulations promulgated thereunder, current judicial decisions and administrative rulings, as of the date hereof, all of which are subject to change or to differing interpretation, possibly with retroactive effect. Any such change may cause the U.S. federal income tax consequences of the proposed Reverse Stock Split to vary substantially from the consequences summarized below. We have not sought and will not seek any rulings from the Internal Revenue Service (the “IRS”) regarding the matters discussed below and there can be no assurance the IRS or a court will not take a contrary position to that discussed below regarding the tax consequences of the proposed Reverse Stock Split.

This summary does not address all aspects of U.S. federal income taxation that may be relevant to U.S. Holders (as defined below) in light of their particular circumstances or to stockholders who may be subject to special tax treatment under the Code, including, without limitation, dealers in securities, commodities or foreign currency, holders who are treated as non-U.S. persons for U.S. federal income tax purposes, certain former citizens or long-term residents of the United States, insurance companies, tax-exempt organizations, banks, financial institutions, small business investment companies, regulated investment companies, holders who are S Corporations or other pass through entities, real estate investment trusts, retirement plans, holders whose functional currency is not the U.S. dollar, accrual method taxpayers subject to special tax accounting rules as a result of their use of financial statements, traders that mark-to-market their securities or persons who hold their shares of our common stock as part of a hedge, straddle, conversion or other risk reduction transaction. If a partnership (or other entity treated as a partnership for U.S. federal income tax purposes) is the beneficial owner of our common stock, the U.S. federal income tax treatment of a partner in the partnership will generally depend on the status of the partner and the activities of the partnership. Accordingly, partnerships (and other entities treated as partnerships for U.S. federal income tax purposes) holding our common stock and the partners in such entities should consult their own tax advisors regarding the U.S. federal income tax consequences of the proposed Reverse Stock Split to them.

This summary does not address any tax consequences other than certain U.S. federal income tax consequences of the Reverse Stock Split. The state and local tax consequences, alternative minimum tax consequences, non-U.S. tax consequences and U.S. estate and gift tax consequences of the proposed Reverse Stock Split are not discussed herein and may vary as to each U.S. Holder (as defined below). Furthermore, the following discussion does not address any tax consequences of transactions effectuated before, after or at the same time as the proposed Reverse Stock Split, whether or not they are in connection with the proposed Reverse Stock Split. This discussion should not be considered as tax or investment advice, and the tax consequences of the Reverse Stock Split may not be the same for all stockholders. U.S. Holders (as defined below) should consult their own tax advisors to understand their individual federal, state, local and foreign tax consequences.

For purposes of this discussion, a “U.S. Holder” is a beneficial owner of our common stock that, for U.S. federal income tax purposes, is or is treated as (i) an individual who is a citizen or resident of the United States; (ii) a corporation (or any other entity or arrangement taxable as a corporation) created or organized under the laws of the United States or any subdivision thereof; (iii) an estate, the income of which is subject to U.S. federal income tax regardless of its source; or (iv) a trust if (1) its administration is subject to the primary supervision of a court within the United States and all of its substantial decisions are subject to the control of one or more “United States persons” (within the meaning of Section 7701(a)(30) of the Code or (2) it has a valid election in effect under applicable U.S. Treasury regulations to be treated as a United States person.

THIS SUMMARY OF CERTAIN MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE PROPOSED REVERSE STOCK SPLIT IS FOR GENERAL INFORMATION ONLY AND IS NOT TAX ADVICE. EACH STOCKHOLDER IS URGED TO CONSULT WITH SUCH STOCKHOLDER’S OWN TAX ADVISOR WITH RESPECT TO THE TAX CONSEQUENCES OF THE PROPOSED REVERSE STOCK SPLIT.

Tax Consequences to the Company

We believe that the proposed Reverse Stock Split will constitute a reorganization under Section 368(a)(1)(E) of the Code. Accordingly, we should not recognize taxable income, gain or loss in connection with the proposed Reverse Stock Split.

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Tax Consequences to U.S. Holders

A U.S. Holder generally should not recognize gain or loss upon the proposed Reverse Stock Split for U.S. federal income tax purposes, except with respect to cash received in lieu of a fractional share of our common stock, as discussed below. A U.S. Holder’s aggregate adjusted tax basis in the shares of our common stock received pursuant to the proposed Reverse Stock Split should equal the aggregate adjusted tax basis of the shares of our common stock exchanged therefor (reduced by the amount of such basis that is allocated to any fractional share of our common stock that is surrendered in exchange for cash in lieu of such fraction share). The U.S. Holder’s holding period in the shares of our common stock received pursuant to the proposed Reverse Stock Split should include the holding period in the shares of our common stock exchanged therefor. U.S. Treasury Regulations provide detailed rules for allocating the tax basis and holding period of shares of common stock surrendered in a recapitalization to shares received in the recapitalization. U.S. Holders of shares of our common stock acquired on different dates and at different prices should consult their tax advisors regarding the allocation of the tax basis and holding period of such shares.

A U.S. Holder that, pursuant to the proposed Reverse Stock Split, receives cash in lieu of a fractional share of our common stock should generally recognize capital gain or loss in an amount equal to the difference, if any, between the amount of cash received and the portion of the U.S. Holder’s aggregate adjusted tax basis in the shares of our common stock surrendered that is allocated to such fractional share. Such capital gain or loss will be short term if the pre-Reverse Stock Split shares were held for one year or less at the effective time of the Reverse Stock Split and long term if held for more than one year. Long-term capital gains of individuals are subject to tax at reduced rates.

The Board may determine that stockholders who would be entitled to receive fractional shares of common stock because they hold a number of shares not evenly divisible by the Reverse Stock Split ratio may be entitled to receive an additional fraction of a share of common stock to round up to the next whole post-Reverse Stock Split share of common stock. The U.S. federal income tax consequences of the receipt of such an additional fraction of a share of Common Stock is not clear.

A U.S. Holder of our common stock may be subject to information reporting and backup withholding on cash paid in lieu of a fractional share in connection with the proposed Reverse Stock Split. A U.S. Holder of our common stock will be subject to backup withholding if such U.S. Holder is not otherwise exempt and such U.S. Holder does not provide its taxpayer identification number in the manner required or otherwise fails to comply with applicable backup withholding tax rules. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules may be refunded or allowed as a credit against a U.S. Holder’s federal income tax liability, if any, provided the required information is timely furnished to the IRS. U.S. Holders of our common stock should consult their own tax advisors regarding their qualification for an exemption from backup withholding and the procedures for obtaining such an exemption.

The U.S. federal income tax discussion set forth above does not discuss all aspects of U.S. federal income taxation that may be relevant to a particular stockholder in light of such stockholder’s circumstances and income tax situation. Accordingly, we urge you to consult with your own tax advisor with respect to all of the potential U.S. federal, state, local and foreign tax consequences to you of the Reverse Stock Split.

No Appraisal Rights

Under Delaware law and our charter documents, holders of our common stock will not be entitled to dissenter’s rights or appraisal rights with respect to the Reverse Stock Split.

Risk Factors

Please also refer to “Risk Factors” on page 11 of this Proxy Statement above for certain material risks related to the Investment Transaction and the approval of this Reverse Stock Split Proposal.

Vote Required

This proposal requires the affirmative vote of the holders of a majority in voting power of the votes cast affirmatively or negatively. Abstentions are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal. Broker non-votes will have no effect on the proposal.

Recommendation of the Board of Directors

The Board of Directors unanimously recommends a vote FOR the approval of the Reverse Stock Split Proposal.

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PROPOSAL 6: AUTHORIZED STOCK INCREASE PROPOSAL

Background

On December 29, 2025, the Board approved and adopted, subject to stockholder approval at the Special Meeting, an amendment to our Charter to increase our authorized shares of common stock from 200,000,000 shares to 1,000,000,000 shares. The text of the proposed amendment to the Charter approved by the Board is set forth in the form of Certificate of Amendment to the Charter, which is set forth below and a form of which is attached as Annex B to this Proxy Statement (the “Common Stock Certificate of Amendment”). Accordingly, our Board is requesting stockholder approval of this proposal to approve the Common Stock Certificate of Amendment that will provide for an increase in the number of authorized shares of common stock from 200,000,000 shares to 1,000,000,000 shares.

The Common Stock Certificate of Amendment, if approved by our stockholders, would become effective upon the filing of the Common Stock Certificate of Amendment with the Delaware Secretary of State as set forth below and attached as Annex B to this Proxy Statement. The Board reserves the right, notwithstanding stockholder approval and without further action by stockholders, to abandon and elect not to proceed with the Common Stock Certificate of Amendment if the Board determines that the Common Stock Certificate of Amendment is no longer in the Company’s best interests and the best interests of the Company’s stockholders. If the Board does not affect increase in authorized stock by filing a Common Stock Certificate of Amendment before the close of business on February 17, 2027, the Board will no longer be permitted to effect any increase pursuant to this proposal as the authority of the Board to effect any increase in authorized common stock will expire as of the close of business on February 17, 2027.

Reasons for Stockholder Approval

Of the 200,000,000 shares of common stock currently authorized, as of the close of business on the Record Date, there were 2,242,324 shares of common stock outstanding. In addition to the shares of common stock outstanding on the Record Date, we had (i) 62,749 shares of common stock reserved for future grant under our equity compensation plans; (ii) 98,907 shares of common stock reserved for future issuance for outstanding stock options; (iii) 1,778,729 shares of common stock for outstanding warrants reserved for future issuance; (iv) 6,000,000 shares of common stock reserved for issuance upon conversion of the Series AA Preferred Stock; and (v) 105,000,000 shares of common stock reserved for issuance upon conversion of the Series AAA Preferred Stock. Accordingly, we will have only 84,817,291 authorized shares of common stock that remain available for further issuance by us.

In connection with the Investment Transaction, under the terms of the Purchase Agreement, we agreed to seek stockholder approval at this Special Meeting to increase the number of authorized shares of common stock to 1,000,000,000 shares of common stock. In order to provide us with a greater number of options and flexibility to identify and successfully pursue a Target Company for a Post-Closing Transaction, we determined to seek stockholder approval at this Special Meeting to increase the number of authorized shares of common stock to 1,000,000,000 as provided in this proposal.

In addition to satisfying the Company’s obligation to seek stockholder approval to increase its authorized shares of common stock under the terms of the Purchase Agreement, the Board also approved the proposed increase in authorized common stock to provide flexibility to issue additional shares of our common stock and/or and securities or equity awards which may be convertible, exercisable or otherwise settleable in common stock for business and financial purposes in the future. These purposes may include, among others: (i) pursuing a strategic investment transaction and/or acquisition, including a Post-Investment Transaction (as discussed above); (ii) exploring other strategic relationships and opportunities; (iii) raising additional capital; (iv) equity incentive compensation and awards raising capital and other financing transactions; and (v) other corporate purposes. Other than conversions or exercises of outstanding securities convertible or exercisable into common stock, including the Series AA and Series AAA Preferred Stock we issued, we do not currently have any specific plans, proposals or arrangements, written or oral, to issue any of the proposed additional authorized shares of common stock. However, in connection with the Company pursuing a Post-Investment Transaction, shares of common stock, preferred stock and/or other Company securities may be issued as part of any such transaction.

Risk Factors

Please refer to “Risk Factors” on page 11 of this Proxy Statement above for certain material risks related to the Investment Transaction and the approval of this Authorized Stock Increase Proposal.

Vote Required

This proposal requires the affirmative vote of the holders of a majority in voting power of the votes cast affirmatively or negatively. Abstentions are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal. Broker non-votes will have no effect on the proposal.

Recommendation of the Board of Directors

The Board of Directors unanimously recommends a vote FOR the approval of the Authorized Stock Increase Proposal.

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PROPOSAL 7: WRITTEN CONSENT PROPOSAL

Background

Our current Charter prohibits our stockholders from acting by written consent. Our Board has approved and is seeking stockholder approval of discretionary authority to file an amendment to our Charter (the “Written Consent Proposal”) to permit stockholders to act by written consent. The form of amendment (the “Written Consent Amendment), which would be filed with the Secretary of State of the State of Delaware, is attached to this Proxy Statement as Annex C.

The Board has unanimously determined that the Written Consent Amendment is advisable and in the best interests of the Company and our stockholders. In accordance with the DGCL, we are hereby seeking approval of the Written Consent Amendment by our stockholders and recommend that our stockholders approve this proposal.

Reasons for the Written Consent Proposal

Section 228(a) of the DGCL provides that, unless otherwise provided in the certificate of incorporation, any action required to be taken at any annual or special meeting of stockholders of a corporation, or any action which may be taken at any annual or special meeting of such stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent or consents, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.

In connection with the Investment Transaction, under the terms of the Purchase Agreement, we agreed to seek stockholder approval at this Special Meeting to allow stockholder action via written consent. The Written Consent Amendment would allow for any action required or permitted to be taken by the Company’s stockholders at a meeting of stockholders to be effected by written consent, assuming such consent is signed by the requisite holders necessary to authorize or take such action. The Board is committed to strong corporate governance and believes in maintaining policies and practices that serve the best interests of all of the Company’s stockholders. The Board recognizes that the use of written consents gives stockholders the flexibility of adopting resolutions without the expense of a stockholders’ meeting. In addition to satisfying the Company’s obligation to seek stockholder approval under the terms of the Purchase Agreement, the Board believes that authorizing stockholder action via written consent is fair to, and in the best interests of, the Company and the Company’s stockholders.

The form of the Written Consent Amendment is attached to this Proxy Statement as Annex C.

Effect of Vote in Favor of the Written Consent Proposal

If this proposal is approved by the Company’s stockholders, we intend to file the Written Consent Amendment in the form attached hereto in Annex C with the Secretary of State of the State of Delaware as soon as practicable thereafter. The Board may, at any time prior to effectiveness, abandon the Written Consent Proposal without further action by the stockholders or the Board (even if the requisite stockholder vote is obtained). The Board has also approved, subject to stockholder approval, a corresponding amendment to the Bylaws to allow for stockholder action via written consent.

Additional Information

This summary is intended to provide you with basic information concerning the Written Consent Amendment. The full text of the Written Consent Amendment is included as Annex C to this Proxy Statement.

Vote Required

This proposal requires the affirmative vote of the holders of a majority in voting power of the votes cast affirmatively or negatively. Abstentions are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal.

Recommendation of the Board of Directors

The Board of Directors unanimously recommends a vote FOR the approval of the Written Consent Proposal.

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PROPOSAL 8: THE ADJOURNMENT PROPOSAL

Background of and Rationale for the Adjournment Proposal

The Board believes that if we do not establish a quorum or the number of shares of our common stock entitled to vote at the Special Meeting is insufficient to approve the Director Election Proposal, the Change of Control Proposal, the Related Party Proposal, the Issuance Proposal, the Reverse Stock Split Proposal, the Authorized Stock Increase Proposal, or the Written Consent Proposal, it is in the best interests of the stockholders to enable the Board to continue to seek a sufficient number of additional votes to approve these items.

In the Adjournment Proposal, we are asking stockholders to authorize the holder of any proxy solicited by the Board to vote in favor of adjourning or postponing the Special Meeting or any adjournment or postponement thereof. If our stockholders approve this proposal, we could adjourn or postpone the Special Meeting, and any adjourned session of the Special Meeting, to use the additional time to solicit additional proxies if there are insufficient votes to establish a quorum or to approve the proposals.

Additionally, approval of the Adjournment Proposal could mean that, in the event we receive proxies failing to establish a quorum or indicating that a majority of the votes cast will vote against any of the above-mentioned proposals, we could adjourn or postpone the Special Meeting without a vote on the applicable matter and use the additional time to solicit holders to establish a quorum or the holders of those shares to change their vote in favor of such proposal(s).

Vote Required

This proposal requires the affirmative vote of the holders of a majority in voting power of the votes cast affirmatively or negatively. Abstentions are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal.

Recommendation of the Board of Directors

Our Board recommends that you vote “FOR” the Adjournment Proposal.

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CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

Policies and Procedures for Related Person Transactions

In accordance with our audit committee charter, the Audit Committee is required to approve related party transactions. In general, the Audit Committee will review any proposed transaction that has been identified as a related person transaction under Item 404 of Regulation S-K, which means a transaction, arrangement or relationship in which we and any related person (as defined below) are participants in which the amount involved exceeds the lesser of $120,000 or one percent of the average of the Company’s total assets at fiscal year-end for the last two completed fiscal years, and in which any related person had, has or will have a direct or indirect material interest. A “related person” includes (i) a director, director nominee or executive officer of the Company, (ii) any immediate family member of the foregoing, or (iii) a security holder known to be a beneficial owner of more than 5% of any class of our voting securities.

Other than the Investment Transaction described under “Description of the Investment Transaction” and compensation agreements and other arrangements described under “Executive Compensation” and the transactions described below, since January 1, 2024, there has not been and there is not currently proposed, any transaction or series of similar transactions to which we were, or will be, a participant in which the amount involved exceeded, or will exceed, $120,000 (or, if less, 1% of the average of our total assets at December 31, 2025 and 2024, as applicable) and in which any related person, had, or will have, a direct or indirect material interest.

Consulting Agreement with Mr. Ben-Tzvi

On January 20, 2026, the Company entered into a consulting agreement with N.L.T. Management and Asset Holdings Company Ltd., an entity owned by the spouse of Mr. Ben-Tzvi, current director of the Company, in which Mr. Ben-Tzvi has an indirect pecuniary interest. Under the consulting agreement, Mr. Ben-Tzvi will offer general business advice and services pertaining to business development activities and potential ongoing operations to the Company. For his services, Mr. Ben-Tzvi will receive $41,000 per year in consulting fees (paid on monthly basis), a $50,000 signing bonus in cash, and 25,000 shares of restricted stock that vested 100% on the date of grant. The shares are being valued at approximately $75,500 and in accordance with the SEC rules, represents the grant date fair value of common stock, as computed in accordance with Financial Accounting Standard Board Accounting Standards Codification Topic 718 for stock-based compensation transaction.

Participation in 2024 Financings

August 2024 Financing

On August 8, 2024, we completed a registered direct offering, pursuant to which we sold and issued to certain investors 58,708 shares of our common stock. In addition, in a concurrent private placement, we issued to the investors unregistered warrants to purchase 58,708 shares of our common stock. The warrants are immediately exercisable at an exercise price of $47.60 per share and expire five years from the date of issuance. The combined purchase price for one share of common stock and one warrant was $51.10, resulting in gross proceeds of approximately $3.0 million, before deducting placement agent and other offering expenses in the amount of approximately $0.5 million. One of the purchasers was Jeffrey Meckler, our Chief Executive Officer and director, who purchased 3,033 shares of common stock and warrants to purchase 3,033 shares of common stock (at the same price and upon the same terms as the other purchasers). Other purchasers included beneficial owners of more than 5% of our outstanding shares who acquired the following securities: Matthew Joseph Nachtrab Revocable Trust dtd 12/15/2014 who acquired 14,677 shares of common stock and a warrant to purchase 14,677 shares of common stock; and Thomas Mollick who acquired 14,677 shares of common stock and a warrant to purchase 14,677 shares of common stock.

November 2024 Financing

On November 25, 2024, we completed a registered direct offering, pursuant to which we sold and issued to certain investors 64,893 shares of our common stock. In addition, in a concurrent private placement, we issued to the investors unregistered warrants to purchase 64,893 shares of our common stock. The warrants are immediately exercisable at an exercise price of $29.40 per share and expire five years from the date of issuance. The combined purchase price for one share of common stock and one warrant was $32.90, resulting in gross proceeds of approximately $2.13 million, before deducting placement agent and other offering expenses in the amount of approximately $0.345 million. One of the purchasers was Jeffrey Meckler, our Chief Executive Officer and director, who purchased 1,519 shares of common stock and warrants to purchase 1,519 shares of common stock (at the same price and upon the same terms as the other purchasers). Other purchasers included beneficial owners of more than 5% of our outstanding shares who acquired the following securities: Matthew Joseph Nachtrab Revocable Trust dtd 12/15/2014 who acquired 15,197 shares of common stock and a warrant to purchase 15,197 shares of common stock; Yehuda Shimoni who acquired 22,796 shares of common stock and a warrant to purchase 22,796 shares of common stock; and Thomas Mollick who acquired 9,118 shares of common stock and a warrant to purchase 9,118 shares of common stock.

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January 2025 Private Placement

On January 16, 2025, we completed a private placement, or the January 2025 Private Placement, pursuant to which we sold and issued to certain investors 75,335 unregistered shares of our common stock and unregistered warrants to purchase 75,335 shares of our common stock. The warrants are immediately exercisable at an exercise price of $26.32 per share and expire five years from the date of issuance. In connection with the January 2025 financing, we issued to the placement agent and its designees placement agent warrants to purchase an aggregate of 5,273 shares of common stock at an exercise price per share equal to $32.90. The placement agent warrants are exercisable six months from the date of issuance and expire on the fifth anniversary of the issue date. Purchasers included beneficial owners of more than 5% of our outstanding shares who acquired the following securities: Matthew Joseph Nachtrab Revocable Trust dtd 12/15/2014 who acquired 8,383 shares of common stock and a warrant to purchase 8,383 shares of common stock; Yehuda Shimoni who acquired 5,030 shares of common stock and a warrant to purchase 5,030 shares of common stock; and Thomas Mollick who acquired 16,767 shares of common stock and a warrant to purchase 16,767 shares of common stock.

June 2025 Private Placement

In June 2025, we completed a private placement, pursuant to which we sold and issued to certain investors, including our Chief Executive Officer, (i) convertible notes in the aggregate principal amount of approximately $2.3 million, which automatically converted into 501,566 shares of our common stock at a conversion price of $8.302 per share, (ii) pre-funded warrants to purchase 190,795 shares of our common stock, and (iii) warrants to purchase 1,384,722 shares of our common stock, immediately exercisable at $8.302 per share and expiring five years from the date of issuance. In connection with the June 2025 financing, we issued to the placement agent and its designees placement agent warrants to purchase an aggregate of 83,083 shares of common stock at an exercise price per share equal to $8.302. The placement agent warrants are immediately exercisable and expire five years from the date of issuance. One of the purchasers was Jeffrey Meckler, our Chief Executive Officer and director, who acquired 6,068 shares of common stock and warrants to purchase 12,136 shares of common stock upon conversion of the convertible notes (at the same price and upon the same terms as the other purchasers). Other purchasers included beneficial owners of more than 5% of our outstanding shares who acquired the following securities following conversion of the notes: Matthew Joseph Nachtrab Revocable Trust dtd 12/15/2014 who acquired 72,270 shares of common stock, a pre-funded warrant to purchase 109,243 shares of common stock and a warrant to purchase 363,026 shares of common stock; Yehuda Shimoni who acquired 60,630 shares of common stock and a warrant to purchase 121,260 shares of common stock; and Thomas Mollick who acquired 45,203 shares of common stock, a pre-funded warrant to purchase 15,391 shares of common stock and a warrant to purchase 121,188 shares of common stock.

Director and Officer Indemnification and Insurance

We have entered into indemnification agreements with each of our directors and executive officers. These agreements, among other things, require us or will require us to indemnify each director and executive officer to the fullest extent permitted by Delaware law, including indemnification of expenses such as attorneys’ fees, judgments, fines and settlement amounts incurred by the director or executive officer in any action or proceeding, including any action or proceeding by or in right of us, arising out of the person’s services as a director or executive officer.

We also maintain an insurance policy that insures our directors and executive officers against certain liabilities, including liabilities arising under applicable securities laws.

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STOCKHOLDERS’ PROPOSALS

Stockholders who intended to have a proposal considered for inclusion in our proxy materials for presentation at our 2026 annual meeting of stockholders (the “2026 Annual Meeting”) pursuant to Rule 14a-8 under the Exchange Act must have submitted the proposal to our Secretary at our offices at 3 Columbus Circle, 15th Floor, New York, NY 10019 in writing not later than December 29, 2025.

Stockholders intending to present a proposal at the 2026 Annual Meeting, but not to include the proposal in our Proxy Statement, or to nominate a person for election as a director, must comply with the requirements set forth in our Amended and Restated Bylaws. Our Amended and Restated Bylaws require, among other things, that our Secretary receive written notice from the stockholder of record of their intent to present such proposal or nomination not less than 90 days nor more than 120 days prior to the one-year anniversary of the preceding year’s annual meeting. Therefore, we must receive notice of such a proposal or nomination for the 2026 Annual Meeting no earlier than February 10, 2026 and no later than March 12, 2026. The notice must contain the information required by the Amended and Restated Bylaws, a copy of which is available upon request to our Secretary. In the event that the date of the 2026 Annual Meeting is more than 30 days before or more than 60 days after June 10, 2026, then our Secretary must receive such written notice not more than the 120th day prior to the 2026 Annual Meeting and not later than the 90th day prior to the 2026 Annual Meeting or, if later, the 10th day following the day on which public disclosure of the date of such meeting is first made by us.

To comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act.

We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these or other applicable requirements.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to holdings of our common stock by (i) stockholders who beneficially owned more than 5% of the outstanding shares of our common stock, and (ii) each of our directors (which includes all nominees), each of our named executive officers and all directors and executive officers as a group as of January 21, 2026, unless otherwise indicated. The number of shares beneficially owned by each stockholder is determined under rules issued by the SEC. Under these rules, beneficial ownership includes any shares as to which a person has sole or shared voting power or investment power. Applicable percentage ownership is based on 2,242,324 shares of common stock outstanding as of January 21, 2026. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to options, or other rights held by such person that are currently exercisable or will become exercisable within 60 days of January 21, 2026 are considered outstanding, although these shares are not considered outstanding for purposes of computing the percentage ownership of any other person.

Unless otherwise indicated, the address of each beneficial owner that is an executive officer or director listed below is 3 Columbus Circle, 15th Floor, New York, NY 10019. We believe, based on information provided to us, that each of the stockholders listed below has sole voting and investment power with respect to the shares beneficially owned by the stockholder unless noted otherwise, subject to community property laws where applicable.

	Number of Shares		Percentage of Shares
Name of Beneficial Owner	Beneficially Owned		Beneficially Owned
Persons or entities holding 5% or more our outstanding common stock
Matthew Joseph Nachtrab Revocable Trust dtd 12/15/2014	621,053	(1)	23.5%
Yehuda Shimoni	240,578	(2)	10.1%
Thomas Mollick	287,669	(3)	12.0%

Named executive officers, directors and director nominees
Michael J. Newman, Ph.D.	115,552	(4)	5.1%
Jeffrey A. Meckler	273,103	(5)	11.9%
Walt A. Linscott, Esq.	66,776	(6)	3.0%
David E. Lazar	-		-
Avraham Ben-Tzvi	25,100	(7)	1.1%
Anthony J. Maddaluna	1,897	(8)	*
William B. Hayes	1,874	(9)	*
Dr. Roger J. Pomerantz	6,498	(10)	*
Mark Gilbert, M.D.	2,097	(11)	*
David Natan	-		-
Jerome Jabbour (director nominee)	-		-
Matthew McMurdo (director nominee)	25,000	(12)	1.1%
All executive officers, directors, and director nominees as a group (13 persons)	550,427	(13)	23.6%

* Less than one percent.

(1)	Consists of (i) 219,770 shares of common stock, and (ii) 401,283 shares of common stock issuable upon exercise of warrants which are subject to either a 4.99% or 9.99% beneficial ownership limitation. The amounts and percentages in the table do not give effect to such beneficial ownership limitation.

(2)	Consists of (i) 91,492 shares of common stock, and (ii) 149,086 shares of common stock issuable upon exercise of warrants which are subject to either a 4.99% or 9.99% beneficial ownership limitation. The amounts and percentages in the table do not give effect to such beneficial ownership limitation.

55

(3)	Consists of (i) 1,212,837 shares of common stock, and (ii) 1,135,761 shares of common stock issuable upon exercise of warrants which are subject to either a 4.99% or 9.99% beneficial ownership limitation. The amounts and percentages in the table do not give effect to such beneficial ownership limitation.

(4)	Consists of (i) 100,111 shares of common stock held by the Michael J. Newman Trust, dated January 21, 2008, Michael J. Newman, Trustee; (ii) 963 shares of common stock held by Janet Lee Harris, Trustee of the Janet Harris Living Trust, executed on March 25, 2009. Ms. Harris is the spouse of Dr. Newman, and as such, Dr. Newman is deemed to beneficially own such shares; and (iii) 14,478 shares of common stock issuable upon exercise of outstanding options, of which 258 will vest within 60 days of January 21, 2026.

(5)	Consists of (i) 229,929 shares of common stock, (ii) 16,688 shares of common stock issuable upon exercise of warrants, and (iii) 26,486 shares of common stock issuable upon exercise of outstanding options, of which 596 will vest within 60 days of January 21, 2026.

(6)	Consists of (i) 54,426 shares of common stock and, (ii) 12,350 shares of common stock issuable upon exercise of outstanding options, of which 342 will vest within 60 days of January 21, 2026.

(7)	Consists of 25,100 shares of common stock.

(8)	Consists of (i) 23 shares of common stock and (ii) 1,874 shares of common stock issuable upon exercise of outstanding options.

(9)	Consists of 1,874 shares of common stock issuable upon exercise of outstanding options.

(10)	Consists of 6,498 shares of common stock issuable upon exercise of outstanding options.

(11)	Consists of 2,097 shares of common stock issuable upon exercise of outstanding options.

(12)	Consists of 25,000 shares of common stock.

(13)	Consists of (i) 462,310 shares of common stock, (ii) 16,688 shares of common stock issuable upon exercise of warrants, and (ii) 71,429 shares of common stock issuable upon exercise of outstanding options, of which 1,434 will vest within 60 days of January 21, 2026.

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OTHER MATTERS

Our Board of Directors is not aware of any matter to be presented for action at the Special Meeting other than the matters referred to above and does not intend to bring any other matters before the Special Meeting. However, if other matters should come before the Special Meeting, it is intended that holders of the proxies named on the Company’s proxy card will vote thereon in their discretion.

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SOLICITATION OF PROXIES

The accompanying proxy is solicited by and on behalf of our Board of Directors, whose Notice of Special Meeting is attached to this Proxy Statement, and the entire cost of our solicitation will be borne by us. In addition to the use of mail, proxies may be solicited by personal interview, telephone, e-mail and facsimile by our directors, officers and other employees who will not be specially compensated for these services. We will also request that brokers, nominees, custodians and other fiduciaries forward soliciting materials to the beneficial owners of shares held by the brokers, nominees, custodians and other fiduciaries. We will reimburse these persons for their reasonable expenses in connection with these activities.

Certain information contained in this Proxy Statement relating to the occupations and security holdings of our directors and officers is based upon information received from the individual directors and officers.

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Annex A – Form of Reverse Stock Split Amendment to the Charter

CERTIFICATE OF AMENDMENT

OF

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

INDAPTUS THERAPEUTICS, INC.

Indaptus Therapeutics, Inc., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”) hereby certifies as follows:

A.	The name of the Corporation is Indaptus Therapeutics, Inc. The Corporation was originally incorporated under the name of Intec Parent, Inc., and the original certificate of incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on February 24, 2021.

B.	This Certificate of Amendment to the Amended and Restated Certificate of Incorporation was adopted in accordance with Section 242 of the General Corporation Law of the State of Delaware, and has been duly approved by the stockholders of the Corporation.

C.	Article IV of the Amended and Restated Certificate of Incorporation is hereby further amended to add the following as paragraph [D/E]:

“[D/E]. Effective immediately upon the effectiveness of the Certificate of Amendment adding this paragraph to Article IV of this Certificate of Incorporation (the “Effective Time”), each [●] ([●]) shares of Common Stock that are issued and outstanding immediately prior to the Effective Time shall automatically without any further action by the Corporation or its stockholders, and whether or not any certificate representing such shares immediately prior to the Effective Time (the “Old Certificate”) is surrendered to the Corporation, be reclassified and combined into one (1) validly issued, fully paid and non-assessable share of Common Stock (the “Reverse Stock Split”). The Reverse Stock Split shall occur automatically without any further action by the Corporation or its stockholders. The Reverse Stock Split shall also apply to any outstanding securities or rights convertible into, or exchangeable or exercisable for, Common Stock. The Reverse Stock Split shall be effected on a certificate-by-certificate basis and no fractional shares shall be issued upon the reclassification and combination. In lieu of any fractional shares to which the holder would otherwise be entitled, [the Corporation shall pay an amount of cash equal to the product of (i) the fractional share to which the holder would otherwise be entitled and (ii) the then fair value of a share as determined in good faith by the Board of Directors]/[any such fractional shares shall be rounded up to the next whole share]. Following the Effective Time, each Old Certificate shall thereafter represent that number of shares of Common Stock into which the shares of Common Stock represented by the Old Certificate shall have been reclassified and combined, subject to the elimination of fractional share interests as described above, until such time as such Old Certificate has been surrendered to the Corporation.”

IN WITNESS WHEREOF, Indaptus Therapeutics, Inc. has caused this Certificate to be duly executed by the undersigned duly authorized officer as of this [●] day of [●], [●].

INDAPTUS THERAPEUTICS, INC.

By:
Name:
Title:

A-1

Annex B – Form of Common Stock Certificate of Amendment to the Charter

CERTIFICATE OF AMENDMENT

OF

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

INDAPTUS THERAPEUTICS, INC.

Indaptus Therapeutics, Inc., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”) hereby certifies as follows:

A.	The name of the Corporation is Indaptus Therapeutics, Inc. The Corporation was originally incorporated under the name of Intec Parent, Inc., and the original certificate of incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on February 24, 2021.

B.	This Certificate of Amendment to the Amended and Restated Certificate of Incorporation was adopted in accordance with Section 242 of the General Corporation Law of the State of Delaware, and has been duly approved by the stockholders of the Corporation.

C.	The first sentence of first paragraph of Article IV of the Amended and Restated Certificate of Incorporation is hereby amended and restated in its entirety as follows:

The total number of shares of all classes of capital stock which the Corporation shall have authority to issue is one billion and five million shares, consisting of (a) one billion shares of common stock, $0.01 par value per share (“Common Stock”), and (b) five million shares of undesignated preferred stock, $0.01 par value per share (“Preferred Stock”).

D.	All other provisions of the Amended and Restated Certificate of Incorporation shall remain in full force and effect.

IN WITNESS WHEREOF, Indaptus Therapeutics, Inc. has caused this Certificate to be duly executed by the undersigned duly authorized officer as of this [●] day of [●], [●].

INDAPTUS THERAPEUTICS, INC.

By:
Name:
Title:

B-1

Annex C – Form of Written Consent Amendment to the Charter

CERTIFICATE OF AMENDMENT

OF

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

INDAPTUS THERAPEUTICS, INC.

Indaptus Therapeutics, Inc., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”) hereby certifies as follows:

A.	The name of the Corporation is Indaptus Therapeutics, Inc. The Corporation was originally incorporated under the name of Intec Parent, Inc., and the original certificate of incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on February 24, 2021.

B.	This Certificate of Amendment to the Amended and Restated Certificate of Incorporation was adopted in accordance with Section 242 of the General Corporation Law of the State of Delaware, and has been duly approved by the stockholders of the Corporation.

C.	Article VII(A) of the Amended and Restated Certificate of Incorporation is hereby amended and restated in its entirety as follows:

Stockholder Action by Unanimous Consent. Subject to the rights of the holders of any series of Preferred Stock, any action required or permitted to be taken by the stockholders of the Corporation at a duly called annual or special meeting of the stockholders of the Corporation, may be taken without a meeting, without prior notice, and without a vote, if a consent or consents, setting forth the action so taken, shall be signed by all of the stockholders entitled to vote with respect to the action that is the subject of the consent.

D.	All other provisions of the Amended and Restated Certificate of Incorporation shall remain in full force and effect.

IN WITNESS WHEREOF, Indaptus Therapeutics, Inc. has caused this Certificate to be duly executed by the undersigned duly authorized officer as of this [●] day of [●], [●].

INDAPTUS THERAPEUTICS, INC.

By:
Name:
Title:

C-1

Indaptus THERAPEUTICS

INDAPTUS THERAPEUTICS, INC.
ATTN: NIR SASSI
3 COLUMBUS CIRCLE, 15TH FLOOR
NEW YORK, NY 10019

SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. Eastern Standard Time on February 25, 2026. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

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Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V83180-Z91914

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

INDAPTUS THERAPEUTICS, INC.

The Board of Directors recommends you vote FOR the following:

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Jerome Jabbour
02) Matthew McMurdo

The Board of Directors recommends you vote FOR the following proposals:

NOTE: Such other business as may properly come before the Special Meeting or any continuation, postponement or adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
The Notice and Proxy Statement is available at www.proxyvote.com

V83181-Z91914

INDAPTUS THERAPEUTICS, INC.
SPECIAL MEETING OF STOCKHOLDERS
February 26, 2026 10:00 AM EST
This proxy is solicited on behalf of the Board of Directors

The undersigned stockholder(s) of Indaptus Therapeutics, Inc. hereby appoint(s) Jeffrey Meckler and Nir Sassi, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this proxy card, all of the shares of common stock of Indaptus Therapeutics, Inc. that the stockholder(s) is/are entitled to vote at the Special Meeting of Stockholders to be held at 10:00 AM, EST on Thursday, February 26, 2026, at the offices of Greenberg Traurig LLP, One Vanderbilt Avenue, New York, NY 10017, and any continuation, postponement or adjournment thereof.

Such proxies are authorized to vote in their discretion (x) for the election of any person to the Board of Directors if any nominee named herein becomes unable to serve or for good cause will not serve, (y) on any matter that the Board of Directors did not know would be presented at the Special Meeting by a reasonable time before the proxy solicitation was made, and (z) on such other business as may properly be brought before the meeting or any continuation, postponement or adjournment thereof.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder(s).

Continued and to be signed on reverse side